SEMIANNUAL REPORT April 30, 2002

                                            Nuveen
                              Municipal Closed-End
                                   Exchange-Traded
                                             Funds

                                                        INVESTMENT QUALITY
                                                        NQM

                                                        SELECT QUALITY
                                                        NQS

                                                        QUALITY INCOME
                                                        NQU

                                                        PREMIER INCOME
                                                        NPF


logo: The Nuveen Investor See Page 9



                                     Dependable,
                                 tax-free income
                                         because
                         it's not what you earn,
                            it's what you keep.(R)


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

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

Photo of: Timothy R. Schwertfeger
          Chairman of the Board


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Dear
  SHAREHOLDER

I am pleased to report that during the period covered by this report, your Fund continued to meet its primary objective of providing attractive tax-free monthly income, while at the same time offering opportunities to reduce overall portfolio volatility. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Performance Overview sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy - see the inside front cover of this report for detailed instructions.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In uncertain markets like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,


/s/ Timothy R. Schwertfeger


Timothy R. Schwertfeger
Chairman of the Board

June 15, 2002

Nuveen Municipal Closed-End Exchange-Traded Funds
(NQM, NQS, NQU, NPF)

Portfolio Managers'
               COMMENTS

Portfolio managers Tom Futrell, Rick Huber and Bill Fitzgerald review economic and market conditions, key strategies, and recent Fund performance. Tom has managed NQM since 1990 and NPF since December 2001. Rick has managed NQS since 1998, while Bill has managed NQU since 1991.


WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended April 30, 2002, were the general slowdown in economic growth and the Federal Reserve's aggressive easing of short-term interest rates. In addition, the U.S. Treasury's announcement that it would end 30-year Treasury bond issuance and the events of September 11, 2001, also have impacted the economy and the markets.

In the municipal markets, the generally sluggish economic environment of the past twelve months helped many securities perform well. In addition, the trend toward increased issuance remained strong. Looking at the first four months of 2002, new issue supply reached $87 billion, up about 10% over January-April 2001. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income and an alternative to a volatile stock market. Institutional investors, especially traditional purchasers such as property/casualty insurance companies and pension plans, also have been active buyers in the new issue market.

HOW DID THE NUVEEN FUNDS PERFORM OVER THE PAST TWELVE MONTHS?
For the year ended April 30, 2002, the Nuveen Funds covered in this report produced total annual returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Tax-Exempt Bond Index1 and relevant Lipper Peer Group2 are also presented.



                               TOTAL RETURN            LEHMAN      LIPPER
            MARKET YIELD             ON NAV     TOTAL RETURN1    AVERAGE2
-------------------------------------------------------------------------
                                     1 YEAR            1 YEAR      1 YEAR
                     TAXABLE-         ENDED             ENDED       ENDED
       4/30/02    EQUIVALENT3       4/30/02           4/30/02     4/30/02
-------------------------------------------------------------------------
NQM      6.46%          9.23%         7.54%             7.00%       8.22%
-------------------------------------------------------------------------
NQS      6.52%          9.31%         7.16%             7.00%       8.22%
-------------------------------------------------------------------------
NQU      6.59%          9.41%         7.66%             7.00%       8.22%
-------------------------------------------------------------------------
NPF      6.74%          9.63%         8.07%             7.00%       8.22%
-------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Over the past twelve months, the Fed's policy to reduce short-term interest rates, combined with generally favorable market conditions, created a positive total return environment for municipal bonds. The Funds' participation in the market's gains is reflected, in part, in the total returns on NAV listed in the previous table. In addition, in a market characterized by rising bond values, funds with longer durations4 would typically be expected to perform well. As of April 30, 2002, the durations of these Funds ranged from 10.90



1 The Funds' performances are compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 50 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

to 13.60, compared with 7.74 for the unleveraged Lehman Brothers Municipal Bond Index.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES? With the Fed's move to a policy of interest rate easing as of January 2001, the dividend payment capabilities of these National Funds benefited from the use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. For example, low short-term rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends. During the year ended April 30, 2002, steady or falling short-term interest rates enabled us to implement dividend increases in all of these Funds.

In coming months, the low rates now being offered by municipal securities with shorter maturities may continue to benefit these Funds by further reducing the amount paid to MuniPreferred(R) shareholders. However, this benefit could be offset to some degree by the effect of bond calls on higher-yielding securities, especially if refundings increase as the result of lower rates. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

Over the past year, the share prices of these Funds remained substantially unchanged (see the charts on the individual Performance Overview pages). Their prices are at modest discounts to their net asset values as of April 30, 2002.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE YEAR ENDED APRIL 30, 2002?
Two areas of emphasis during this reporting period were enhancing the dividend-paying capabilities of the Funds and improving their call protection. Given the current level of rates, our general approach was to assess potentially callable bonds on a case-by-case basis, sometimes holding these higher-yielding bonds for as long as practical and sometimes looking for more immediate replacement opportunities. When investing call proceeds, we often focused on essential services (such as water and sewer systems), some selected housing and utility issues, and certain general obligations bonds.

When we were able to obtain attractive prices, we selectively sold some health care and multi-family housing bonds from the portfolios.

We also were trying to shorten each of the Funds' duration modestly by focusing on the 20-year section of the yield curve. These bonds are less sensitive to interest rate changes than 30-year bonds, but can still provide yields similar to those longer maturity securities. While each of the Funds has some current call exposure, we believe that in each case the call positions are very manageable, and we foresee no problems reinvesting call proceeds.

In view of investor concerns in the current market environment, we made an effort to maintain strong credit quality in each Fund. Each of these Funds had allocations of AAA and AA rated bonds ranging from 78% in NQS to 84% in NQM as of April 30, 2002. Each of these Funds also had a portion of its assets invested in BBB and non-rated bonds, which helped their dividend-paying capabilities.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE NUVEEN FUNDS IN PARTICULAR?
In general, our outlook for the fixed-income markets over the next twelve months remains positive. We believe the U.S. economy is headed for recovery, but one that may take longer and see a slower pace of growth than some are now predicting. We believe inflation and interest rates should remain relatively low over the near term, and we think new municipal issuance should continue to be strong. We anticipate the demand for tax-exempt municipal bonds will remain firm as investors look for ways to rebalance their portfolios and reduce risk.

We plan to remain focused on strategies that add value for our shareholders, provide support for the Funds' dividends, and fully utilize Nuveen's experience and research expertise. As noted, shareholders may see these Funds' durations shorten.

Overall, we believe these Funds can continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, and a measure of security in uncertain times. We believe the Funds currently are well diversified and well positioned for the market environment ahead, and we will continue to closely monitor and respond to events as appropriate.

Nuveen Investment Quality Municipal Fund, Inc.

Performance
  OVERVIEW As of April 30, 2002

NQM

[PIE CHART]
AAA/U.S. GUARANTEED             75%
AA                               9%
A                               11%
BBB                              1%
NR                               3%
OTHER                            1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.48
--------------------------------------------------
Common Share Net Asset Value                $15.23
--------------------------------------------------
Market Yield                                 6.46%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.23%
--------------------------------------------------
Net Assets Applicable to Common
Shares ($000)                             $544,382
--------------------------------------------------
Average Effective Maturity (Years)           20.55
--------------------------------------------------
Leverage-Adjusted Duration                   10.90
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 6/90)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         9.50%         7.54%
--------------------------------------------------
5-Year                         6.02%         6.30%
--------------------------------------------------
10-Year                        5.70%         6.87%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                14%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------

[BAR CHART]
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/01                            0.0695
6/01                            0.0715
7/01                            0.0715
8/01                            0.0715
9/01                            0.0735
10/01                           0.0735
11/01                           0.0735
12/01                           0.0755
1/02                            0.0755
2/02                            0.0755
3/02                            0.078
4/02                            0.078


[LINE CHART]
SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
5/01/01                    14.05
                           13.96
                           13.92
                           13.64
                           13.87
                           14.01
                           14.06
                           14.32
                           14.37
                           14.38
                           14.37
                           14.37
                           14.38
                           14.45
                           14.64
                           14.61
                           14.68
                           14.75
                           14.98
                           14.96
                           13.92
                           14.78
                           14.84
                           14.55
                           14.65
                           14.78
                           14.9
                           15.03
                           14.72
                           14.53
                           14.63
                           14.35
                           14.2
                           14.03
                           14.27
                           14.25
                           14.6
                           14.86
                           14.85
                           14.89
                           14.93
                           14.61
                           14.67
                           14.84
                           14.65
                           14.32
                           14.25
                           14.41
                           14.29
                           14.32
                           14.49
4/30/02                    14.52


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains and net ordinary income distribution in December 2001 of $0.0207 per share.

Nuveen Select Quality Municipal Fund, Inc.

Performance
  OVERVIEW As of April 30, 2002

NQS

[PIE CHART]
AAA/U.S. GUARANTEED             70%
AA                               8%
A                               13%
BBB                              5%
NR                               2%
OTHER                            2%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.27
--------------------------------------------------
Common Share Net Asset Value                $14.79
--------------------------------------------------
Market Yield                                 6.52%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.31%
--------------------------------------------------
Net Assets Applicable to Common
Shares ($000)                             $501,119
--------------------------------------------------
Average Effective Maturity (Years)           21.84
--------------------------------------------------
Leverage-Adjusted Duration                   11.86
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 3/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         9.04%         7.16%
--------------------------------------------------
5-Year                         5.62%         6.40%
--------------------------------------------------
10-Year                        6.69%         7.05%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Housing/Single Family                          11%
--------------------------------------------------

[BAR CHART]
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/01                       0.072
6/01                       0.072
7/01                       0.072
8/01                       0.072
9/01                       0.074
10/01                      0.074
11/01                      0.074
12/01                      0.076
1/02                       0.076
2/02                       0.076
3/02                       0.0775
4/02                       0.0775



[LINE CHART]
SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

5/01/01                    14.14
                           14.17
                           13.9
                           13.61
                           13.8
                           13.97
                           14.03
                           14.3
                           14.35
                           14.27
                           14.25
                           14.26
                           14.24
                           14.4
                           14.66
                           14.54
                           14.57
                           14.59
                           14.6
                           14.62
                           13.36
                           14.45
                           14.67
                           14.51
                           14.4
                           14.61
                           14.77
                           14.94
                           14.44
                           14.28
                           14.52
                           14.1
                           13.85
                           13.72
                           14.06
                           14.07
                           14.24
                           14.66
                           14.49
                           14.43
                           14.48
                           14.5
                           14.54
                           14.63
                           14.15
                           14.02
                           13.71
                           13.89
                           13.98
                           14.06
                           13.93
4/30/02                    14.14



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains and net ordinary income distribution in December 2001 of $0.1582 per share.

Nuveen Quality Income Municipal Fund, Inc.

Performance
  OVERVIEW As of April 30, 2002

NQU


[PIE CHART]
AAA/U.S. GUARANTEED             68%
AA                              12%
A                                9%
BBB                              5%
OTHER                            6%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.03
--------------------------------------------------
Common Share Net Asset Value                $14.78
--------------------------------------------------
Market Yield                                 6.59%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.41%
--------------------------------------------------
Net Assets Applicable to Common
Shares ($000)                             $800,887
--------------------------------------------------
Average Effective Maturity (Years)           19.65
--------------------------------------------------
Leverage-Adjusted Duration                   12.98
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 6/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         3.66%         7.66%
--------------------------------------------------
5-Year                         5.11%         6.10%
--------------------------------------------------
10-Year                        6.57%         7.23%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
U.S. Guaranteed                                15%
--------------------------------------------------
Transportation                                 14%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------





[BAR CHART]
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/01                            0.076
6/01                            0.076
7/01                            0.076
8/01                            0.076
9/01                            0.076
10/01                           0.076
11/01                           0.076
12/01                           0.076
1/02                            0.076
2/02                            0.076
3/02                            0.077
4/02                            0.077


[LINE CHART]
SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
5/01/01                         14.68
                                14.53
                                14.35
                                14.07
                                14.26
                                14.31
                                14.2
                                14.54
                                14.82
                                14.6
                                14.45
                                14.45
                                14.48
                                14.64
                                14.93
                                14.93
                                14.94
                                14.99
                                14.98
                                14.91
                                13.9
                                14.45
                                14.6
                                14.46
                                14.28
                                14.42
                                14.71
                                14.92
                                14.36
                                14.26
                                14.61
                                13.95
                                13.68
                                13.76
                                13.89
                                14.11
                                14.33
                                14.5
                                14.25
                                14.48
                                14.53
                                14.28
                                14.56
                                14.59
                                13.95
                                13.73
                                13.63
                                13.81
                                13.88
                                13.99
                                13.82
4/30/02                         13.89


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0907 per share.

Nuveen Premier Municipal Income Fund, Inc.

Performance
  OVERVIEW As of April 30, 2002

NPF

[PIE CHART]
AAA/U.S. GUARANTEED             72%
AA                               9%
A                               12%
BBB                              2%
NR                               5%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.25
--------------------------------------------------
Common Share Net Asset Value                $14.74
--------------------------------------------------
Market Yield                                 6.74%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.63%
--------------------------------------------------
Net Assets Applicable to Common
Shares ($000)                             $296,087
--------------------------------------------------
Average Effective Maturity (Years)           16.90
--------------------------------------------------
Leverage-Adjusted Duration                   13.44
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 12/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         3.34%         8.07%
--------------------------------------------------
5-Year                         4.86%         6.03%
--------------------------------------------------
10-Year                        7.08%         7.41%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                20%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Housing/Multifamily                            14%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Education and Civic Organizations               8%
--------------------------------------------------

[BAR CHART]
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/01                                   0.0765
6/01                                   0.0765
7/01                                   0.0765
8/01                                   0.0765
9/01                                   0.0775
10/01                                  0.0775
11/01                                  0.0775
12/01                                  0.0785
1/02                                   0.0785
2/02                                   0.0785
3/02                                     0.08
4/02                                     0.08



[LINE CHART]
SHARE PRICE PERFORMANCE
WEEKLY CLOSING PRICE
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

5/01/01                    14.8
                           14.93
                           14.72
                           14.44
                           14.58
                           14.67
                           14.56
                           14.88
                           14.87
                           14.78
                           14.67
                           14.68
                           14.71
                           14.85
                           15.1
                           15.01
                           15.05
                           15.19
                           15.22
                           15.23
                           13.95
                           14.77
                           15.04
                           14.86
                           14.77
                           14.73
                           15.05
                           15.31
                           14.96
                           14.83
                           14.9
                           14.52
                           14.08
                           13.88
                           14.24
                           14.32
                           14.62
                           14.68
                           14.65
                           14.77
                           14.93
                           14.67
                           14.88
                           14.87
                           14.55
                           14.17
                           13.9
                           14.12
                           14.24
                           14.15
                           14.2
4/30/02                    14.1

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0243 per share.

THE NUVEEN INVESTOR

PHOTO OF: 2 boys walking with baseball mitts and bat.

     Volume one 2002
     INSIDE
 9   Bond Surveillance -
     A High Priority at Nuveen
10   Is it Time to Rethink
     Your Bond Strategy?
11   Many Investors Continue
     to Find Solutions with Professional Advice
12   Fund Reports
     Available Online
12   ETFConnect:
     The Source for All Exchange-Traded Funds
     (C)2002 Nuveen Investments.
     All rights reserved.

BOND SURVEILLANCE -
A HIGH PRIORITY AT NUVEEN
The Enron scandal has raised numerous questions about the real value of American securities. Investors want to know what safeguards are in place to inspire their trust and ensure their holdings are dependable. The Nuveen Investor recently spoke with David Blair, Assistant Vice President and Senior Analyst at Nuveen, about the research and surveillance processes used for Nuveen funds.



HOW DO NUVEEN'S RESEARCH ANALYSTS EVALUATE BONDS PRIOR TO PURCHASE?
We evaluate factors impacting market sectors, issuers and specific bonds and assign credit ratings to bonds we consider for purchase. We seek to purchase bonds with stable and improving credit characteristics, which have attractive prices and yields relative to other bonds in their sectors.

HOW DO YOU CONDUCT YOUR RESEARCH?
We conduct detailed analyses that often involve site visits and discussions with managers of the projects being financed. Since Nuveen is a major investor with large buying power, issuers and project managers are willing to listen to us and respond to our concerns.

IS THE RESEARCH AND ANALYSIS PROCESS ANY DIFFERENT WHEN CONSIDERING HIGH-YIELD BONDS?
Up to 20 percent of some funds can be invested in below investment grade bonds to help the fund attain a higher yield. This underscores the need for research. If one of our 16 analysts believes a high-yield bond should be purchased, a second analyst reviews the issue as well.

HOW DO YOU MONITOR THE VARIOUS BONDS ONCE THEY'VE BEEN PURCHASED?
We have a proprietary database with information and analysis on the bonds Nuveen holds in its funds. Among other things, we are able to evaluate risk exposure to sectors, issuers and specific bonds on an on-going basis.

HOW DOES THE RESEARCH DEPARTMENT COMMUNICATE THE INFORMATION GATHERED?
We conduct biweekly meetings within the research department and weekly meetings with portfolio managers. We also write-up our findings and distribute them with "buy," "hold" or "sell" recommendations to portfolio managers.

                                                          (continued on page 11)

Logo: NUVEEN Investments

IS IT TIME TO RETHINK YOUR BOND STRATEGY?
Significant stock market losses in recent history have sent many investors toward bonds as a way to potentially cut their losses and balance equity-dominated portfolios. While many consider bonds a set-and-forget investment, there are several circumstances that might prompt you to reassess -- and perhaps revamp -- your bond holdings.

Tax bracket changes
The Economic Growth and Tax Relief Reconciliation Act of 2001 has dropped tax brackets a percentage point this year, but a higher salary, large bonus, sale of assets or retirement may push you into a higher tax bracket for 2002.

If you are in a higher tax bracket and want to generate an income stream without raising your tax burden, tax-free municipal bonds may be a prudent option. Even if you are in a lower tax bracket, municipal bonds could make sense. The question is whether municipal or taxable bonds will deliver a better taxable yield.

Retirement plans change
Whether you are near retirement or are currently enjoying it, you may want to consider rebalancing your retirement accounts with less stock and more bonds, to potentially reduce risk and try to preserve the assets that you have accumulated. If you are just entering retirement you may want to make tax-free municipal bonds a part of your portfolio to emphasize income generation and protection from taxation.

Risk tolerance changes
The recent market volatility and market downturn may have caused many investors to reevaluate their tolerance for risk. On the other hand, your portfolio might have performed well over the last few years and you may not need to take on extra risk to meet your long-term goals. In either situation you could take a look at your bond portfolio and determine whether you need to make changes to correspond with your tolerance for risk.

Portfolio changes
If you make significant changes to one or more of your investments, you'll want to look at your portfolio as a whole, particularly with regard to overall asset allocation. You may need to do some rebalancing to stay on track with your investment strategy.

Your financial advisor can help. Regardless of how your circumstances change, he or she can provide up-to-date information on the bond market and various funds to help you decide how to maximize your returns consistent with your short- and long-term financial goals.


No investment is risk free and some investments carry more risk than others. It is important to know what the risks are, to evaluate them against any potential rewards, and to determine your tolerance for risk when selecting an investment.

Photo of: bridge to lighthouse

Photo of: 2 toddlers playing

The Nuveen Investor Vol 02.1

logo: Nuveen Investments

MANY INVESTORS CONTINUE TO FIND SOLUTIONS WITH PROFESSIONAL ADVICE
For many investors, current financial markets are confusing and frustrating. According to research conducted for the Forum for Investor Advice*, that's the number one reason many turn to a financial advisor. They want someone to suggest ideas and provide consultation, dialogue and professional advice.

Investors say their advisors are helpful in other key ways, including...


O Saving time. After consultation, investors note that the second most important reason for using an advisor is to have someone else monitor their portfolio, reducing the amount of time they spend on investing.

O Help in sorting through information. Investors in the 21st century have more products from which to choose than in the past. For example, there are approximately 8,000 mutual funds today, up from 3,000 in 1990.

O Assistance in setting financial goals. According to investors who use a financial advisor, they are more likely to have a plan for a specific financial goal than do-it-yourself investors.

O Staying focused. Advisor-assisted investors are more likely than do-it-yourself investors to have developed a comprehensive investment program.

O Peace of mind. Investors say their comfort level in all types of markets is higher when using an advisor for a "second opinion" on an investment decision.


*The survey of 324 investors was conducted in December of 2000 by Market Facts and analyzed by New York based Neuwirth Research. Of the 324, 166 said they had an ongoing relationship with a financial advisor, while 157 described themselves as do-it-yourselfers.


--------------------------------------------------------------------------------
(continued from page 9)



HOW ARE PROBLEM BONDS IDENTIFIED AND HANDLED?
We conduct surveillance on our bonds on a regular basis to ensure, among other things, that deteriorating bonds are identified early. We then discuss any emerging problems and potential courses of action with the portfolio manager.

HOW MANY ISSUES DOES THE RESEARCH DEPARTMENT FOLLOW?
We follow 12 sectors and 1,500 uninsured bonds, worth about $18 billion of Nuveen's $45 billion in total municipal assets. The remaining $27 billion in municipal assets are insured or escrowed (backed by Treasury bonds). For the insured bonds, we monitor closely on a regular basis the insurers guaranteeing the bonds.

WILL RESEARCH AND SURVEILLANCE CHANGE IN LIGHT OF PROBLEMS WITH ENRON
SECURITIES?
Overall, our investment process and surveillance have worked well and been effective. However, we meet as a group on a regular basis and are constantly evaluating ways to improve the process to respond to issues and the market environment.


Photo of: Woman and girl looking at photo album.

The Nuveen Investor Vol 02.1

logo: Nuveen Investments

LOOK AHEAD...

FUND REPORTS AVAILABLE ONLINE

Nuveen Fund information is now available online. Once you register, you'll receive an e-mail notice with a link to your Fund's reports and other information just as soon as it is ready. Registering takes only a few minutes.



If you receive statements from a brokerage firm or financial advisor, go to WWW.INVESTORDELIVERY.COM. Enter your personal 13-character enrollment number imprinted on the address sheet of this report near your name. From the options on the follow-up page, select the New Enrollment-Create screen. Once there, enter your e-mail address and a personal, four-digit PIN. Hit the Submit button. Confirm the information you entered is correct, then hit Submit again.


[picture of InvestorDelivery.com website]


If you receive statements directly from Nuveen, go to WWW.NUVEEN.COM. Select the Access Your Account tab, then select E-Report Enrollment. Finally, click on the Enrollment Page. Once there, you'll need to provide your social security number and e-mail address. Click on Enroll.


[picture of nuveen.com website]


After registering, you should receive a confirming e-mail within 24 hours. If not, repeat these steps to ensure all information is accurate. You can use this same process if you need to change your registration information or want to cancel Internet viewing. The e-mail address you provide is strictly confidential and will only be used to notify you of shareholder information.


--------------------------------------------------------------------------------
The information in this newsletter should not be construed as specific tax or investment advice. Contact your advisor for information about your particular situation.
--------------------------------------------------------------------------------

ETFCONNECT: THE SOURCE FOR ALL EXCHANGE-TRADED FUNDS
Last fall, Nuveen launched ETFConnect, the industry's first website featuring all-encompassing information on exchanged-traded funds. Whatever you're looking for in the world of Index ETFs or Closed-End Exchange-Traded Funds - prices, NAVs, dividend information, performance histories, new developments - this is the place. Highlights include Quick Facts sheets for more than 500 funds, a multi-fund search capability, website links, a list of fund sponsors, tools for portfolio tracking, and a continually updated education center. Check out WWW.ETFCONNECT.COM.


[picture of etfconnect.com website]

The Nuveen Investor Vol 02.1

logo: Nuveen Investments


                           Nuveen Investment Quality Municipal Fund, Inc. (NQM)

                           Portfolio of
                                   INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.3%

$      22,225   Jefferson County, Alabama, Sewer Revenue Capital Improvement          2/09 at 101.00         AAA         $23,152,449
                 Warrants, Series 1999-A, 5.750%, 2/01/38


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.9%

       10,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/10 at 100.00         Aa3          10,338,600
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.7%

        4,165   Arkansas Development Finance Authority, Home Mortgage Revenue         7/08 at 101.50         AAA           4,245,093
                 Bonds, 1998 Series A, 5.150%, 7/01/17

                Van Buren County, Arkansas, Sales and Use Tax Revenue Bonds,
                Series 2000 Refunding and Construction:
        1,055    5.600%, 12/01/25                                                    12/10 at 100.00         Aaa           1,087,336
        3,600    5.650%, 12/01/31                                                    12/10 at 100.00         Aaa           3,711,384


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 12.6%

        9,025   Alameda County Public Facilities Corporation, California,             9/06 at 102.00         AAA          10,371,350
                 Certificates of Participation (1991 Financing Project), 6.000%,
                 9/01/21 (Pre-refunded to 9/01/06)

        5,925   State Public Works Board of the State of California, The Regents      6/03 at 102.00         Aa2           5,989,049
                 of the University of California, Lease Revenue Refunding Bonds
                 (Various University of California Projects), 1993 Series A,
                 5.500%, 6/01/21

        9,740   Huntington Park Redevelopment Agency, California, Single Family         No Opt. Call         AAA          13,334,742
                 Residential Mortgage Revenue Refunding Bonds, 1986 Series A,
                 8.000%, 12/01/19

        1,030   Natomas Unified School District, Sacramento County, California,         No Opt. Call         AAA           1,153,178
                 1999 Refunding General Obligation Bonds, 5.950%, 9/01/21

       15,770   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA          20,698,440
                 County, California, 1995 Revenue Refunding Bonds (Project No. 1),
                 7.400%, 8/01/25

       13,145   City of Perris, California, Single Family Mortgage Revenue Bonds        No Opt. Call         AAA          17,284,755
                 (GNMA Mortgage-Backed Securities), 1988 Series B,
                 8.200%, 9/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.1%

          725   Colorado Housing and Finance Authority, Single Family Program         5/06 at 105.00         Aa2             759,075
                 Senior Bonds, 1996 Series B, 7.450%, 11/01/27

       12,450   City and County of Denver, Colorado, Airport System Revenue          11/10 at 100.00         AAA          13,257,632
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/19 (Alternative
                 Minimum Tax)

        6,200   City and County of Denver, Colorado, Special Facilities Airport      10/02 at 102.00          B+           4,028,078
                 Revenue Bonds (United Air Lines Project), Series 1992A,
                 6.875%, 10/01/32 (Alternative Minimum Tax)

        7,865   Colorado Springs School District No. 11, El Paso County, Colorado,   12/07 at 125.00         AA-           9,947,967
                 General Obligation Improvement Bonds, Series 1996,
                 7.125%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 4.0%

        6,770   State of Connecticut, General Obligation Bonds, 2000 Series B,        6/10 at 100.00       AA***           7,675,420
                 5.875%, 6/15/16 (Pre-refunded to 6/15/10)

        8,185   Connecticut Housing Finance Authority, Housing Mortgage Finance      11/07 at 102.00         AAA           8,349,519
                 Program Bonds, 1997 Series C, Subseries C-2, 5.850%, 11/15/28
                 (Alternative Minimum Tax)

        5,425   Connecticut Housing Finance Authority, Housing Mortgage Finance       5/06 at 102.00         AAA           5,626,267
                 Program Bonds, 1996 Series D, Subseries D-2, 6.200%, 11/15/27
                 (Alternative Minimum Tax)


                           Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)

                                  Portfolio of INVESTMENTS April 30, 2002 (Unaudited)


   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                DISTRICT OF COLUMBIA - 6.9%

$       3,000   Washington, District of Columbia, General Obligation Bonds,             No Opt. Call         AAA         $ 3,380,160
                 Series 1998B, 6.000%, 6/01/16

       15,950   District of Columbia, University Revenue Bonds, Georgetown             4/11 at 31.03         AAA           2,883,282
                 University Issue, Series 2001A, 0.000%, 4/01/31

        6,000   District of Columbia Tobacco Settlement Financing Corporation,        5/11 at 101.00          A1           6,151,320
                 Tobacco Settlement Asset-Backed Bonds, Series 2001,
                 6.750%, 5/15/40

       23,645   District of Columbia Water and Sewer Authority, Public Utility        4/09 at 160.00         AAA          24,947,130
                 Revenue Bonds, Series 1998, 5.500%, 10/01/23


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 5.3%

       17,500   City of Atlanta, Georgia, Airport General Revenue Refunding Bonds,    1/10 at 101.00         AAA          18,045,475
                 Series 2000A, 5.600%, 1/01/30

        2,000   City of Dalton Development Authority, Georgia, Revenue Certificates     No Opt. Call         AAA           2,100,500
                 (Hamilton Healthcare System), Series 1996, 5.500%, 8/15/26

        5,980   Fulton County Development Authority, Georgia, Revenue Bonds           9/11 at 102.00         AAA           6,222,788
                 (TUFF/Atlanta Housing, LLC Project at Georgia State University),
                 Series 2001A, 5.500%, 9/01/22

        2,250   Georgia Municipal Electric Authority, Project One Special Obligation    No Opt. Call           A           2,620,958
                 Bonds, Fourth Crossover Series, 6.500%, 1/01/20


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.9%

        4,810   City of Boise, Idaho, Revenue Refunding Bonds, Series 2001A,         12/11 at 100.00         Aaa           4,881,765
                 5.375%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.0%

        4,705   Village of Bourbonnais, Illinois, Industrial Project Revenue Bonds    3/10 at 101.00          AA           5,055,428
                 (Olivet Nazarene University Project), Series 2000, 6.250%, 3/01/20

        9,000   City of Chicago, Illinois, Chicago O'Hare International Airport,        No Opt. Call         N/R           4,780,620
                 Special Facility Revenue Bonds (United Air Lines Inc. Project),
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)

        7,500   Community College District No. 508, Cook County, Illinois,              No Opt. Call         AAA           9,126,825
                 Certificates of Participation, 8.750%, 1/01/07

        2,110   Illinois Development Finance Authority, Local Government Program      1/11 at 100.00         Aaa           2,296,271
                 Revenue Bonds (Elmhurst Community Unit School District
                 Number 205 Project), Series 2000, 6.000%, 1/01/19

       11,825   Elgin School District No. 46, Kane, Cook and DuPage Counties,           No Opt. Call         Aaa          14,948,810
                 Illinois, School Bonds, Series 1997, 7.800%, 1/01/12

        5,900   Community Unit School District Number 7, Madison County, Illinois,      No Opt. Call         AAA           6,688,476
                 School Building Bonds, Series 1994, 5.850%, 2/01/13

        3,585   City of Pekin, Illinois, Multifamily Housing Refunding Revenue Bonds  5/03 at 103.00         AAA           3,699,003
                 (FHA-Insured Mortgage Loan - Section 8 Assisted Project),
                 Series 1992A, 6.875%, 5/01/22

          635   City of Peoria, Peoria County, City of Pekin, Tazewell and Peoria     8/02 at 101.00          AA             645,090
                 Counties and City of Waukegan, Lake County, Illinois, Jointly,
                 GNMA Collateralized Mortgage Revenue Bonds, Series 1990,
                 7.875%, 8/01/22 (Alternative Minimum Tax)

        5,390   Cook, DuPage, Kane, Lake, McHenry and Will Counties Regional            No Opt. Call         AAA           6,711,035
                 Transportation Authority, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/07

          860   Cook, DuPage, Kane, Lake, McHenry and Will Counties Regional            No Opt. Call         AAA           1,070,777
                 Transportation Authority, Illinois, General Obligation Bonds,
                 Series 1992B, 9.000%, 6/01/07

        1,180   Channahon School District Number 17, Will County, Illinois,             No Opt. Call         Aaa           1,582,085
                 General Obligation School Building Bonds, Series 2001,
                 8.400%, 12/01/13

                Joliet High School District Number 204, Illinois, General Obligation
                Bonds, Series 2001:
        1,145    8.700%, 12/01/13                                                       No Opt. Call         AAA           1,564,665
        1,300    8.700%, 12/01/14                                                       No Opt. Call         AAA           1,791,400


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.5%

        5,530   Allen County Jail Building Corporation, Indiana, First Mortgage       4/11 at 101.00         Aa3           5,862,077
                 Bonds, Series 2000, 5.750%, 4/01/20

        1,880   City of Indianapolis, Indiana, Multifamily Housing Mortgage           7/10 at 102.00         Aaa           1,938,468
                 Revenue Bonds (GNMA Collateralized Cloverleaf Phase I
                 Apartments Project), Series 2000, 6.000%, 1/20/31

        5,065   Metropolitan School District of Steuben County K-5 Building           7/10 at 101.00         AAA           5,519,179
                 Corporation, Indiana, First Mortgage Bonds, Series 2000
                 (Non-Bank Qualified), 6.125%, 1/15/21



   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                INDIANA (continued)

$       2,495   City of Shelbyville, Indiana, Multifamily Housing Mortgage Revenue    7/10 at 102.00         Aaa         $ 2,574,166
                 Bonds (Blueridge Terrace Project - GNMA Collateralized),
                 Series 2000, 6.050%, 1/20/36

        2,765   Wayne County Jail Holding Corporation, Indiana, First Mortgage        1/13 at 101.00         AAA           3,061,906
                 Bonds, Series 2001, 5.750%, 7/15/14


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.9%

        5,290   Iowa Finance Authority, Abbey Healthcare Mortgage Revenue            11/10 at 103.50         Aaa           5,644,536
                 Bonds (GNMA Guaranteed), Series 2000A, 6.200%, 5/20/42

        4,695   Iowa Finance Authority, Abbey Healthcare Mortgage Revenue            11/10 at 103.50         Aaa           4,735,565
                 Bonds (GNMA Collateralized Mortgage Loan - West
                 Des Moines GEAC Project), Series 2001A, 6.000%, 5/20/43

------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 2.0%
        4,070   Sedgwick, Kansas and Shawnee Counties, Kansas, Single Family            No Opt. Call         Aaa           4,569,959
                 Mortgage Revenue Bonds (Mortgaged-Backed Securities
                 Program), 1997 Series A-1, 6.950%, 6/01/29 (Alternative
                 Minimum Tax)

        4,510   City of Topeka, Kansas, Industrial Revenue Refunding Bonds            8/16 at 100.00         AAA           6,136,983
                 (Sunwest Hotel Corporation Project), Series 1988, 9.500%, 10/01/16
                 (Alternative Minimum Tax) (Pre-refunded to 8/15/16)


------------------------------------------------------------------------------------------------------------------------------------

                KENTUCKY - 2.8%

        2,000   Jefferson County, Kentucky, Health Facilities Revenue Refunding       1/07 at 102.00         AAA           2,058,880
                 Bonds (Jewiah Hospital Healthcare Services Inc.), Series 1996,
                 5.700%, 1/01/21

       12,500   Jefferson County, Kentucky, Pollution Control Revenue Bonds           4/05 at 102.00         AAA          12,974,500
                 (Louisville Gas and Electric Company Project), 1995 Series A,
                 5.900%, 4/15/23


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 8.4%

        4,095   East Baton Rouge Mortgage Finance Authority, Louisiana, Single       10/07 at 102.00         Aaa           4,175,999
                 Family Mortgage Revenue Refunding Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1997D,
                 5.900%, 10/01/30 (Alternative Minimum Tax)

        2,845   Jefferson Parish Home Mortgage Authority, Louisiana, Single          12/09 at 103.00         Aaa           3,208,591
                 Family Mortgage Revenue Refunding Bonds, Series 2000A-2,
                 7.500%, 12/01/30 (Alternative Minimum Tax)

                Jefferson Parish Home Mortgage Authority, Louisiana, Single
                Family Mortgage Revenue Bonds, Series 2000G-2:
        3,190    6.300%, 6/01/32 (Alternative Minimum Tax)                           12/10 at 102.00         Aaa           3,478,631
        1,995    5.550%, 6/01/32 (Alternative Minimum Tax)                           12/10 at 102.00         Aaa           1,952,068

        1,835   Louisiana Public Facilities Authority, Extended Care Facilities         No Opt. Call         BBB           1,929,319
                 Revenue Bonds (Comm-Care Corporation Project), Series 1994,
                 11.000%, 2/01/04

       11,545   Orleans Parish School Board, Louisiana, Public School Refunding         No Opt. Call         AAA          15,037,824
                 Bonds, Series 1987, 9.000%, 2/01/09

       17,810   Louisiana Tobacco Settlement Financing Corporation, Asset-Backed      5/11 at 101.00          A1          16,063,195
                 Bonds, Series 2001B, 5.875%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 5.1%

       12,000   Commonwealth of Massachusetts, General Obligation Bonds,             10/10 at 100.00         AAA          13,520,160
                 Consolidated Loan Series 2000C, 5.750%, 10/01/19
                 (Pre-refunded to 10/01/10)

        5,000   Commonwealth of Massachusetts, General Obligation Bonds,              9/09 at 101.00      Aa2***           5,694,750
                 Consolidated Loan Series 1999C, 5.875%, 9/01/17
                 (Pre-refunded to 9/01/09)

        5,375   Massachusetts Development Finance Agency, Assisted Living            12/09 at 102.00         N/R           5,415,528
                 Revenue Bonds (Prospect House Apartments), Series 1999,
                 7.000%, 12/01/31 (Alternative Minimum Tax)

        1,640   Massachusetts Health and Educational Facilities Authority, Revenue    7/11 at 100.00         BBB           1,640,935
                 Bonds (University of Massachusetts Memorial Healthcare),
                 Series 2001C, 6.500%, 7/01/21

        2,000   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB           1,577,800
                 Revenue Refunding Bonds (Ogden Haverhill Project), Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.0%

        4,250   City of Detroit School District, Wayne County, Michigan, School       5/12 at 100.00         AAA           4,417,365
                 Building and Site Improvement Bonds (Unlimited Tax - General
                 Obligation), Series 2001A, 5.500%, 5/01/20


                           Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)

                                  Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MICHIGAN (continued)

$      10,000   City of Detroit, Michigan, Water Supply System Revenue and              No Opt. Call         AAA         $11,844,000
                 Revenue Refunding Bonds, Series 1993, 6.500%, 7/01/15

        5,100   City of Detroit, Michigan, Water Supply System Revenue Senior         7/11 at 101.00         AAA           5,382,846
                 Lien Bonds, 2001 Series A, 5.750%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 6.3%

        5,000   Dakota and Washington Counties and City of Bloomington Housing          No Opt. Call         AAA           6,902,700
                 and Redevelopment Authority, Minnesota, Single Family
                 Residential Mortgage Revenue Bonds (Mortgage-Backed Program),
                 Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)

        3,355   City of Eden Prairie, Minnesota, Multifamily Housing Revenue         12/10 at 103.50         Aaa           3,534,090
                 Bonds (GNMA Collateralized Mortgage Loan - Lincoln Parc
                 Project), Series 2000A-1, 6.550%, 12/20/30

        2,860   City of Hopkins, Minnesota, Elderly Housing Revenue Refunding         3/04 at 102.00         AAA           3,116,285
                 Bonds (St. Therese Southwest, Inc. Project), Series 1994A,
                 6.500%, 3/01/19 (Pre-refunded to 3/01/04)

       20,000   Minnesota Agricultural and Economic Development Board,               11/10 at 101.00           A          20,825,600
                 Healthcare System Revenue Bonds (Fairview Health Services),
                 Series 2000A, 6.375%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.0%

        7,945   Kansas City Industrial Development Authority, Missouri, Multifamily   1/07 at 102.00         AAA           8,045,663
                 Housing Revenue Bonds (Royal Woods Apartments Project),
                 Series 1997, 5.600%, 1/01/30 (Alternative Minimum Tax)
                 (Mandatory put 1/01/10)

        1,330   Missouri Housing Development Commission, Single Family                3/07 at 105.00         AAA           1,442,491
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1997 Series A-2, 7.300%, 3/01/28 (Alternative Minimum Tax)

        1,250   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA           1,248,875
                 Bonds (SSM Healthcare), Series 2001A, 5.250%, 6/01/28


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 3.2%

        3,300   Nebraska Higher Education Loan Program, Inc., Student Loan            3/04 at 102.00         AAA           3,415,467
                 Program Revenue Bonds, 1993 Series B, 5.875%, 6/01/14
                 (Alternative Minimum Tax)

       13,330   Nebraska Investment Finance Authority, Single Family Housing          3/05 at 101.50         AAA          13,760,826
                 Revenue Bonds, 1995 Series B, 6.450%, 3/01/35 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 2.7%

       14,530   Director of the State of Nevada, Department of Business               1/10 at 102.00         AAA          14,876,976
                 and Industry, Las Vegas Monorail Project Revenue Bonds,
                 1st Tier Series 2000, 5.625%, 1/01/34


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 12.7%

        7,770   Metropolitan Transportation Authority, New York, Commuter             7/07 at 101.00         AAA           7,931,461
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

                New York City, New York, General Obligation Bonds, Fiscal
                1997 Series G:
           95    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                         10/07 at 101.00         Aaa             109,502
        9,905    6.000%, 10/15/26                                                    10/07 at 101.00           A          10,397,675

        7,000   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA           7,585,970
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        3,300   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00       AA***           3,953,499
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.500%, 6/15/31 (Pre-refunded to 6/15/10)

        5,000   New York City Transitional Finance Authority, New York, Future        5/10 at 101.00         AA+           5,161,100
                 Tax Secured Bonds, Fiscal 2000 Series C, 5.500%, 11/01/24

       14,235   Dormitory Authority of the State of New York, City University           No Opt. Call          A3          14,396,710
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1990D, 8.750%, 7/01/02

       16,445   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          19,822,310
                 Bonds (JFK International Air Terminal LLC Project), Series 6,
                 7.000%, 12/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 5.7%

        2,795   Charlotte, North Carolina, Mortgage Revenue Refunding Bonds          11/07 at 100.00         AAA           2,977,318
                 (FHA-Insured Mortgage - Double Oaks Apartments),
                 7.350%, 5/15/26

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA (continued)
$      19,775   North Carolina Eastern Municipal Power Agency, Power System           1/07 at 102.00         AAA         $20,876,468
                 Revenue Bonds, Refunding Series 1996B, 5.875%, 1/01/21

        7,420   North Carolina Medical Care Commission, Health System Revenue        10/11 at 101.00          AA           7,341,125
                 Bonds (Mission-Saint Joseph Health System), Series 2001,
                 5.250%, 10/01/26

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.6%
        8,650   Cuyahoga County, Ohio, Hospital Improvement Revenue Bonds             2/09 at 101.00          A-           8,843,933
                 (The Metrohealth System Project), Series 1999, 6.150%, 2/15/29

------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.6%
        3,300   Trustees of Tulsa Municipal Airport Trust, Oklahoma, Revenue         12/08 at 100.00          BB           3,042,897
                 Bonds, Refunding Series 2000B, 6.000%, 6/01/35 (Alternative
                 Minimum Tax) (Mandatory put 12/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.9%
        5,000   City of Philadelphia, Pennsylvania, General Obligation Bonds,         3/11 at 100.00         AAA           5,111,800
                 Series 2000, 5.250%, 9/15/18

------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 5.5%
        4,710   Newport Housing Development Corporation, Rhode Island,                6/03 at 100.00         AAA           5,065,935
                 1995 Multifamily Mortgage Revenue Refunding Bonds (Broadway-
                 West Broadway Apartments - FHA-Insured Mortgage
                 Section 8 Assisted Project), Series A, 6.800%, 8/01/24

       24,000   Rhode Island Health and Educational Building Corporation, Hospital    5/07 at 102.00         AAA          24,690,960
                 Financing Revenue Bonds, Lifespan Obligated Group Issue,
                 Series 1996, 5.750%, 5/15/23

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.8%
       10,000   Tobacco Settlement Revenue Management Authority, South                5/11 at 101.00          A1          10,051,100
                 Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 6.375%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 15.2%
        3,135   Austin Housing Finance Corporation, Texas, Multifamily Housing       12/10 at 105.00         Aaa           3,541,296
                 Revenue Bonds (GNMA Collateralized Mortgage Loan - Santa
                 Maria Village Project), Series 2000A, 7.375%, 6/20/35 (Alternative
                 Minimum Tax)

       13,400   Bexar County Housing Finance Corporation, Texas, Multifamily          5/16 at 100.00         N/R          13,383,920
                 Housing Revenue Bonds (American Opportunity for Housing),
                 Series 2001A, 7.500%, 5/01/33

        3,000   Bexar County Housing Finance Corporation, Texas, Multifamily          5/16 at 100.00         N/R           2,996,640
                 Housing Revenue Bonds (American Opportunity for Housing),
                 Series 2001B, 8.250%, 5/01/33

        1,655   Cameron County Housing Finance Corporation, Texas,                    9/02 at 101.00         AAA           1,685,038
                 GNMA Collateralized Mortgage Revenue Refunding Bonds,
                 1990 Series B, 7.850%, 3/01/24

       18,710   Clear Creek Independent School District, Galveston and Harris         2/10 at 100.00         AAA          19,142,388
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                 Series 2000, 5.500%, 2/15/22

                Dallas Housing Corporation, Texas, Refunding and Capital Program
                Revenue Bonds (Section 8 Assisted Projects), Series 1990:
          830    7.700%, 8/01/05                                                      8/02 at 100.00        Baa2             832,664
        2,000    7.850%, 8/01/13                                                      8/02 at 100.00        Baa2           2,006,340

                Harris County Hospital District, Texas, Refunding Revenue Bonds,
                Series 1990:
        5,535    7.400%, 2/15/10                                                        No Opt. Call         AAA           6,376,818
        7,640    7.400%, 2/15/10                                                        No Opt. Call         AAA           8,905,948

        5,000   Harris County Hospital District, Texas, Refunding Revenue Bonds,      8/10 at 100.00         AAA           5,447,050
                 Series 2000, 6.000%, 2/15/14

        2,256   Heart of Texas Housing Finance Corporation, Multifamily Housing       6/10 at 105.00         AAA           2,542,625
                 Revenue Bonds (GNMA Collateralized Mortgage Loan - Robinson
                 Garden Project), Series 2000A, 7.375%, 6/20/35
                 (Alternative Minimum Tax)

        3,960   Stafford Economic Development Corporation, Texas, Sales Tax           9/15 at 100.00         AAA           4,048,070
                 Revenue Bonds, Series 2000, 5.500%, 9/01/30

        6,865   Tarrant County Health Facilities Development Corporation, Texas,     12/10 at 105.00         Aaa           8,079,075
                 Mortgage Revenue Bonds (GNMA Collateralized Mortgage
                 Loan - Eastview Nursing Home, Ebony Lake Nursing Center, Ft.
                 Stockton Nursing Center, Lynnhaven Nursing Center and Mission
                 Oaks Manor), Series 2000A-1, 7.500%, 12/20/22

        3,965   Tyler Health Facilities Development Corporation, Texas, Hospital     11/07 at 102.00         AAA           4,011,192
                 Revenue Bonds (East Texas Medical Center), Series 1997C,
                 5.600%, 11/01/27


                           Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)

                                  Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

CAPTION>
   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                VIRGINIA - 0.4%

$       2,000   City of Virginia Beach Development Authority, Virginia, Multifamily  10/14 at 102.00         N/R         $ 1,984,920
                 Residential Rental Housing Revenue Bonds (The Hamptons and
                 Hampton Court Apartments Project), Series 1999, 7.500%, 10/01/39


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.3%
       17,075   Port of Seattle, Washington, Limited Tax General Obligation Bonds,   12/10 at 100.00         AA+          17,509,900
                 2000 Series B, 5.750%, 12/01/25 (Alternative Minimum Tax)

        5,000   Port of Seattle, Washington, Revenue Bonds, Series 2001B,            10/11 at 100.00         AAA           5,184,350
                 5.625%, 4/01/17 (Alternative Minimum Tax)

       16,750   Port of Seattle, Washington, Revenue Bonds, Series 2000A,             8/10 at 100.00         AAA          17,136,590
                 5.625%, 2/01/30

          175   State of Washington, General Obligation Bonds, Series 1993A,         10/03 at 100.00      AA+***             181,312
                 4.750%, 10/01/13 (Pre-refunded to 10/01/03)

       16,060   Washington Public Power Supply System, Nuclear Project No. 3          7/03 at 102.00         AAA          16,774,028
                 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15

        4,500   Washington Public Power Supply System, Nuclear Project No. 3          7/03 at 102.00         Aa1           4,566,329
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.7%

        4,850   State of Wisconsin, General Obligation Bonds, Series 2001-1             No Opt. Call         AAA           5,313,611
                 Refunding, 5.500%, 5/01/13

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds (Eagle River Memorial Hospital, Incorporated Project),
                Series 2000:
        1,000    5.750%, 8/15/20                                                      8/10 at 101.00          AA           1,014,249
        3,000    5.875%, 8/15/30                                                      8/10 at 101.00          AA           3,041,309
------------------------------------------------------------------------------------------------------------------------------------

$     789,711   Total Investments (cost $792,965,409) - 153.0%                                                           832,853,825
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                      12,528,043
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.3)%                                                       (301,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $544,381,868
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                           Nuveen Select Quality Municipal Fund, Inc. (NQS)

                           Portfolio of
                                   INVESTMENTS April 30, 2002 (Unaudited)


   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 4.8%

                Jefferson County, Alabama, Sewer Revenue Capital Improvement
                Warrants, Series 1999-A:
$       8,000    5.375%, 2/01/36                                                      2/09 at 101.00         AAA         $ 8,000,960
        5,000    5.750%, 2/01/38                                                      2/09 at 101.00         AAA           5,208,650

       10,000   Lauderdale County and the City of Florence Healthcare Authority,      7/10 at 102.00         AAA          10,596,400
                 Alabama, Revenue Bonds (Coffee Health Group), Series 2000A,
                 6.000%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.6%

        3,250   Alaska Energy Authority, Power Revenue Refunding Bonds                7/09 at 101.00         AAA           3,177,265
                 (Bradley Lake Hydroelectric Project), Third Series, 5.000%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.3%

        1,000   Arkansas Development Finance Authority, Tobacco Settlement           12/11 at 100.00         Aa2           1,022,150
                 Revenue Bonds (Biosciences Institute College), Series 2001,
                 5.500%, 12/01/16

        4,500   City of Little Rock, Arkansas, Hotel and Restaurant Gross Receipts      No Opt. Call          A3           5,551,380
                 Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 0.1%

          550   California Pollution Control Financing Authority, Pollution Control   4/11 at 102.00         AAA             562,766
                 Refunding Revenue Bonds (Pacific Gas and Electric Company),
                 Series 1996A Remarketed, 5.350%, 12/01/16 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 10.2%

       11,000   Colorado Department of Transportation, Transportation Revenue         6/10 at 100.50         AAA          12,249,270
                 Anticipation Notes, Series 2000, 6.000%, 6/15/15

        9,250   Colorado Health Facilities Authority, Kaiser Permanente Revenue       7/06 at 102.00           A           9,169,988
                 Bonds, Series 1994A Remarketed, 5.350%, 11/01/16

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992C:
        2,560    6.750%, 11/15/22 (Alternative Minimum Tax)
                  (Pre-refunded to 11/15/02)                                         11/02 at 102.00         Aaa           2,677,043
        9,590    6.750%, 11/15/22 (Alternative Minimum Tax)                          11/02 at 102.00           A           9,949,817

       14,000   City and County of Denver, Colorado, Airport System Revenue          11/10 at 100.00         AAA          14,236,880
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23 (Alternative
                 Minimum Tax)

          180   Jefferson County, Colorado, Single Family Revenue Refunding          10/02 at 102.00         AAA             183,758
                 Bonds, Series 1991A, 8.875%, 10/01/13

       12,355   Northwest Parkway Public Highway Authority, Colorado, Revenue          6/11 at 40.52         AAA           2,894,406
                 Bonds, Senior Series 2001B, 0.000%, 6/15/26


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.7%

        9,285   Connecticut Development Authority, Health Facility Refunding          8/04 at 102.00         N/R           8,647,585
                 Revenue Bonds (Alzheimer's Resource Center of Connecticut,
                 Inc. Project), Series 1994A, 7.250%, 8/15/21


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 2.6%

                Washington, District of Columbia, General Obligation Bonds,
                Series 1998B:
        5,000    6.000%, 6/01/19                                                        No Opt. Call         AAA           5,622,050
        7,265    5.250%, 6/01/26                                                      6/08 at 101.00         AAA           7,200,923


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.8%

        5,665   Florida Housing Finance Corporation, Housing Revenue Bonds            7/10 at 100.00         AAA           5,806,512
                 (Park at Palm Bay), 2000 Series R-2, 5.875%, 7/01/32
                 (Alternative Minimum Tax)

        4,550   JEA, Florida, Water and Sewer System Revenue Bonds,                   4/07 at 100.00         AAA           4,555,642
                 Series 2002A, 5.375%, 10/01/30

                Lee County, Florida, Airport Revenue Bonds, Series 2000A:
        3,075    5.875%, 10/01/18 (Alternative Minimum Tax)                          10/10 at 101.00         AAA           3,286,683
        4,860    5.875%, 10/01/19 (Alternative Minimum Tax)                          10/10 at 101.00         AAA           5,161,514


                           Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)

                                Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                GEORGIA - 0.8%

$       3,750   City of Atlanta, Georgia, Airport General Revenue Bonds, Series 2000B,1/10 at 101.00         AAA         $ 3,808,350
                  5.625%, 1/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 16.5%

        5,000   City of Chicago, Illinois, General Obligation Bonds, Project and      1/06 at 102.00         AAA           4,881,750
                 Refunding Series 1996B, 5.125%, 1/01/25

        5,865   City of Chicago, Illinois, General Obligation Bonds (Neighborhoods    7/10 at 101.00         AAA           6,922,518
                 Alive 21 Program), Series 2000A, 6.500%, 1/01/35 (Pre-refunded to 7/01/10)

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1997:
        4,000    5.750%, 12/01/20                                                    12/07 at 102.00         AAA           4,201,440
       10,000    5.750%, 12/01/27                                                    12/07 at 102.00         AAA          10,386,300

       12,555   Chicago School Reform Board of Trustees of the Board of              12/07 at 102.00         AAA          12,401,201
                 Education of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds (Dedicated Tax Revenues), Series 1997A,
                 5.250%, 12/01/27

       30,000   Chicago School Reform Board of Trustees of the Board of Education       No Opt. Call         AAA           7,744,200
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1998A, 0.000%, 12/01/25

        5,000   City of Chicago, Illinois, Chicago O'Hare International Airport,        No Opt. Call         N/R           2,655,900
                 Special Facility Revenue Bonds (United Air Lines Inc. Project),
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)

       15,000   City of Chicago, Illinois, Chicago O'Hare International Airport,      1/11 at 101.00         AAA          14,650,950
                 Second Lien Passenger Facility Charge Revenue Bonds,
                 Series 2001A, 5.375%, 1/01/32

                City of Chicago, Illinois, Chicago O'Hare International Airport,
                Second Lien Passenger Facility Charge Revenue Bonds, Series
                2001C:
        3,770    5.100%, 1/01/26 (Alternative Minimum Tax)                            1/11 at 101.00         AAA           3,573,809
        5,360    5.250%, 1/01/32 (Alternative Minimum Tax)                            1/11 at 101.00         AAA           5,138,203

                Illinois Development Finance Authority, Multifamily Housing
                Bonds (Affordable Housing Preservation Foundation Project),
                Series 1990, Subseries A (FHA-Insured Mortgage Loans - Lawless
                Gardens Project):
          775    7.650%, 7/01/07                                                      7/02 at 105.00         AAA             814,603
        6,780    7.650%, 12/31/31                                                     7/02 at 105.00         AAA           7,127,339

        2,000   Illinois Health Facilities Authority, Revenue Bonds (Midwest Care     2/11 at 102.00         Aaa           2,041,680
                 Center Inc), Series 2001, 5.950%, 2/20/36


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 6.6%

        8,640   Avon Community School Building Corporation, Hendricks County,         7/04 at 101.00         AAA           8,909,914
                 Indiana, First Mortgage Bonds, Series 1994, 5.500%, 1/01/16

        4,795   Beacon Heights Housing Development Corporation, Indiana, 1991         6/02 at 100.00         AAA           4,802,097
                 Multifamily Mortgage Revenue Refunding Bonds (FHA-Insured
                 Mortgage - Section 8 Assisted Project), Series A, 7.625%, 2/01/21

        6,665   Indiana Housing Finance Authority, Single Family Mortgage Revenue     1/10 at 100.00         Aaa           6,820,761
                 Bonds, 2000 Series D-3, 5.950%, 7/01/26 (Alternative Minimum Tax)

        5,450   City of Indianapolis, Indiana, Economic Development Revenue Bonds     7/06 at 102.00          BB           3,732,814
                 (Willowbrook Apartments Project), Senior Series 1996A,
                 6.500%, 7/01/26#

        1,015   Michigan City Housing Development Corporation, Indiana, 1991          6/02 at 100.00         AAA           1,016,563
                 Multifamily Mortgage Revenue Refunding Bonds (FHA-Insured
                 Mortgage - Section 8 Assisted Project), Series A, 7.625%, 2/01/21

        7,660   St. Joseph County Hospital Authority, Indiana, Health System          2/11 at 100.00         AAA           7,775,972
                 Revenue Bonds (Memorial Health System), Series 2000,
                 5.625%, 8/15/33


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.3%

        7,500   Tobacco Settlement Authority, Iowa, Tobacco Settlement                6/11 at 101.00          A1           6,509,175
                 Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.6%

        3,015   Lakeland Wesley Village, Inc., Kentucky, Mortgage Revenue             5/02 at 103.00         N/R           3,037,522
                 Refunding Bonds (Lakeland Wesley Village I Elderly Section 8
                 Assisted Project - FHA-Insured Mortgage), Series 1991,
                 7.500%, 11/01/21

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                LOUISIANA - 1.0%

$         475   Calcasieu Parish Public Trust Authority, Louisiana, Mortgage          6/02 at 102.00          A1         $   486,277
                 Revenue Refunding Bonds, 1991 Series A, 7.750%, 6/01/12

        5,000   Tobacco Settlement Financing Corporation, Louisiana,                  5/11 at 101.00          A1           4,577,400
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.7%

        7,500   Maryland Health and Higher Educational Facilities Authority,          7/09 at 101.00       AA***           8,576,175
                 Revenue Bonds, The Johns Hopkins University Issue, Series 1999,
                 6.000%, 7/01/39 (Pre-refunded to 7/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.2%

        7,375   Boston Housing Development Corporation, Massachusetts,                1/04 at 102.00         AAA           7,382,891
                 Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage
                 Loans - Section 8 Assisted Projects), Series 1994A,
                 5.500%, 7/01/24

        2,000   Massachusetts Educational Financing Authority, Education Loan        12/09 at 101.00         AAA           2,150,300
                 Revenue Refunding Bonds, Issue G, Series 2000A,
                 5.700%, 12/01/11 (Alternative Minimum Tax)

        6,300   Somerville Housing Authority, Massachusetts, Mortgage Revenue         5/02 at 100.00         AAA           6,313,419
                 Bonds (GNMA Collateralized - Clarendon Hill Towers Project),
                 Series 1990, 7.950%, 11/20/30


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 7.4%

       10,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,      1/10 at 101.00         AAA          11,236,800
                 Series 1999-A, 5.750%, 7/01/26 (Pre-refunded to 1/01/10)

        3,625   Fowlerville Community Schools, Livingston, Ingham and Shiawassee      5/07 at 100.00         AAA           3,991,161
                 Counties, Michigan, 1996 School Building and Site Bonds,
                 5.600%, 5/01/26 (Pre-refunded to 5/01/07)

        3,275   Michigan Hospital Finance Authority, Revenue Refunding Bonds          8/03 at 102.00        BBB-           3,194,402
                 (Detroit Medical Center Obligated Group), Series 1993A,
                 6.500%, 8/15/18

        6,525   Michigan Hospital Finance Authority, Revenue Bonds (Ascension        11/09 at 101.00         AAA           6,772,102
                 Health Credit Group), Series 1999A, 5.750%, 11/15/16

        6,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue         9/11 at 100.00          A-           5,887,260
                 Bonds (Detroit Edison Company Pollution Control Project),
                 Collateralized Series 1999C, Fixed Rate Conversion, 5.650%, 9/01/29
                 (Alternative Minimum Tax)

        6,000   City of Royal Oak Hospital Finance Authority, Michigan, Hospital     11/11 at 100.00         AAA           5,865,600
                 Revenue Bonds (William Beaumont Hospital), Series 2001M,
                 5.250%, 11/15/35


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 3.3%

        2,100   Chisago, Southcentral Minnesota Multi-County and Stearns              3/04 at 102.85         AAA           2,190,741
                 Counties Housing and Redevelopment Authorities, Minnesota,
                 Single Family Mortgage Revenue Refunding Bonds (Fannie Mae
                 Mortgage-Backed Securities Program), Series 1994B,
                 7.050%, 9/01/27 (Alternative Minimum Tax)

        7,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA           7,001,890
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/32

        7,230   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+           7,427,524
                 Bonds, 2000 Series C, 6.100%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.3%

        1,345   Goodman Housing Development Corporation, Mississippi, 1991            8/02 at 100.00         AAA           1,350,905
                 Multifamily Mortgage Revenue Refunding Bonds (Goodhaven
                 Manor - FHA-Insured Mortgage Section 8 Assisted Project),
                 Series A, 7.625%, 2/01/22


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.2%

       10,550   Nebraska Investment Finance Authority, Single Family Housing          3/05 at 101.50         AAA          10,876,312
                 Revenue Bonds, 1995 Series A, 6.800%, 3/01/35
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 8.6%

        4,885   Clark County, Nevada, General Obligation Limited Tax Bond Bank        7/10 at 100.00          AA           5,088,363
                 Bonds (Additionally Secured by Pledged Revenues), Series 2000,
                 5.500%, 7/01/18

        7,500   Clark County, Nevada, Airport System Subordinate Lien Revenue         7/10 at 101.00         AAA           8,593,200
                 Bonds, Series 1999A, 6.000%, 7/01/29 (Pre-refunded to 7/01/10)


                           Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)

                                Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEVADA (continued)

$      10,000   Clark County School District, Nevada, General Obligation Limited      6/06 at 101.00         AAA         $11,179,800
                 Tax School Improvement Bonds, Series 1996, 6.000%, 6/15/15
                 (Pre-refunded to 6/15/06)

        1,500   Director of the State of Nevada, Department of Business and           1/10 at 102.00         AAA           1,538,100
                 Industry, Las Vegas Monorail Project Revenue Bonds, 1st Tier
                 Series 2000, 5.625%, 1/01/32

       10,000   Truckee Meadows Water Authority, Nevada, Water Revenue                7/11 at 100.00         AAA           9,866,200
                 Bonds, Series 2001A, 5.250%, 7/01/34

        6,000   Reno-Sparks Convention and Visitors Authority, Washoe County,         1/10 at 100.00         AAA           6,934,920
                 Nevada, General Obligation Limited Tax and Revenue Bonds,
                 Series 1999A, 6.375%, 7/01/23 (Pre-refunded to 1/01/10)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 4.2%

        3,000   New Jersey Housing and Mortgage Finance Agency, Multifamily          11/07 at 101.50         AAA           3,016,440
                 Housing Revenue Bonds, 1997 Series A, 5.550%, 5/01/27
                 (Alternative Minimum Tax)

       17,670   New Jersey Housing and Mortgage Finance Agency, Home Buyer           10/10 at 100.00         AAA          18,057,503
                 Revenue Bonds, 2000 Series CC, 5.850%, 10/01/25 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 4.5%

        8,500   City of Farmington, New Mexico, Pollution Control Revenue             4/06 at 101.00        BBB-           8,290,900
                 Refunding Bonds (Public Service Company of New Mexico
                 San Juan Project), Series 1997B, 5.800%, 4/01/22

                New Mexico Hospital Equipment Loan Council, Hospital Revenue
                Bonds (Presbyterian Healthcare Services), Series 2001A:
        8,000    5.500%, 8/01/25                                                      8/11 at 101.00          A1           7,931,840
        6,200    5.500%, 8/01/30                                                      8/11 at 101.00          A1           6,090,384


------------------------------------------------------------------------------------------------------------------------------------
                 NEW YORK - 12.6%

                New York City, New York, General Obligation Bonds, Fiscal 1997
                Series G:
           90    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                         10/07 at 101.00         Aaa             103,739
        9,200    6.000%, 10/15/26                                                    10/07 at 101.00           A           9,657,608

        5,000   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA           4,830,500
                 Water and Sewer System Revenue Bonds, Fiscal 1999 Series B,
                 5.000%, 6/15/29

        6,000   New York City Municipal Water Finance Authority, New York, Water      6/09 at 101.00         AAA           6,135,600
                 and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

        2,255   New York City Transit Authority, Metropolitan Transportation          1/10 at 101.00         AAA           2,406,130
                 Authority, Triborough Bridge and Tunnel Authority, New York,
                 Certificates of Participation, Series 2000A, 5.750%, 1/01/20

        9,750   New York City Transitional Finance Authority, New York, Future        5/10 at 101.00         AA+          10,511,475
                 Tax Secured Bonds, Fiscal 2000 Series B, 6.000%, 11/15/29

       10,000   Dormitory Authority of the State of New York, Court Facilities        5/10 at 101.00           A          10,656,800
                 Lease Revenue Bonds, City of New York Issue, Series 1999,
                 6.000%, 5/15/39

        5,650   Dormitory Authority of the State of New York, Mental Health           8/09 at 101.00         AAA           5,676,329
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 8/15/24

        5,710   Mortgage Agency of the State of New York, Homeowner Mortgage          3/09 at 101.00         Aa1           5,656,383
                 Revenue Bonds, 1999 Series 79, 5.300%, 4/01/29 (Alternative
                 Minimum Tax)

           10   Medical Care Facilities Finance Agency of the State of New York,      8/02 at 102.00         AA-              10,241
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1991 Series D, 7.400%, 2/15/18

        7,545   Urban Development Corporation of the State of New York, 1996          7/06 at 102.00         AAA           7,712,499
                 Corporate Purpose Senior Lien Bonds, 5.500%, 7/01/26


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.7%

       18,555   North Carolina Eastern Municipal Power Agency, Power System           1/03 at 100.00         AAA          18,625,509
                 Revenue Bonds, Refunding Series 1993B, 5.500%, 1/01/17


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 2.0%

       10,000   City of Grand Forks, North Dakota, Sales Tax Revenue Bonds           12/07 at 100.00         AAA          10,221,400
                  (The Aurora Project), Series 1997A, 5.625%, 12/15/29

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                OHIO - 1.5%

$       5,000   Montgomery County, Ohio, Hospital Facilities Revenue Bonds            4/10 at 101.00        BBB+         $ 5,239,950
                 (Kettering Medical Center Network Obligated Group),
                 Series 1999, 6.750%, 4/01/22

        1,515   Ohio Housing Finance Agency, Residential Mortgage Revenue             8/10 at 100.00         Aaa           1,559,405
                 Bonds (Mortgage-Backed Securities Program), 2000 Series C,
                 6.050%, 3/01/32 (Alternative Minimum Tax)

          890   Toledo-Lucas County Port Authority, Ohio, Development Revenue         5/02 at 101.00         N/R             893,177
                 Bonds (Northwest Ohio Bond Fund), Series 1989C,
                 8.400%, 11/15/09 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.9%

          495   Oklahoma County Home Finance Authority, Oklahoma, Single              7/02 at 101.00         Aaa             502,890
                 Family Mortgage Revenue Refunding Bonds, 1991 Series A,
                 8.750%, 7/01/12

       10,000   Trustees of the Tulsa Municipal Airport Trust, Oklahoma,             12/08 at 100.00          BB           9,017,700
                 Revenue Bonds (American Airlines Inc), Refunding Series 2001B,
                 5.650%, 12/01/35 (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.0%

           95   Delaware River Port Authority, New Jersey and Pennsylvania,           1/10 at 100.00         AAA             103,234
                 Revenue Bonds, Series 1999, 5.750%, 1/01/15


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 8.7%

       10,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-          10,556,100
                 Purchase Revenue Bonds, Series 2002, 6.000%, 12/01/21

        5,000   Oconee County, South Carolina, Pollution Control Facilities Revenue   4/03 at 102.00         Aa2           5,188,500
                 Refunding Bonds (Duke Power Company Project), Series 1993,
                 5.800%, 4/01/14

        3,750   Piedmont Municipal Power Agency, South Carolina, Electric Revenue     1/09 at 101.00        BBB-           3,434,400
                 Bonds, 1999A Refunding Series, 5.250%, 1/01/21

        3,415   South Carolina Housing Finance and Development Authority,             6/10 at 100.00         Aaa           3,621,266
                 Mortgage Revenue Bonds, Series 2000A-2, 6.000%, 7/01/20
                 (Alternative Minimum Tax)

                Tobacco Settlement Revenue Management Authority, South Carolina,
                Tobacco Settlement Asset-Backed Bonds, Series 2001B:
       13,530    6.000%, 5/15/22                                                      5/11 at 101.00          A1          13,564,907
        4,000    6.375%, 5/15/28                                                      5/11 at 101.00          A1           4,020,440
        3,000    6.375%, 5/15/30                                                        No Opt. Call          A1           3,023,400


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 3.3%

        2,500   South Dakota Education Loans Incorporated, Tax-Exempt Fixed Rate      6/08 at 102.00          A2           2,509,525
                 Student Loan Asset-Backed Callable Notes, Subordinate
                 Series 1998-1K, 5.600%, 6/01/20

        6,920   City of Sioux Falls, South Dakota, Industrial Revenue Refunding      10/14 at 100.00         AAA           8,918,842
                 Bonds (Great Plains Hotel Corporation Project), Series 1989,
                 8.500%, 11/01/16 (Alternative Minimum Tax) (Pre-refunded to
                 10/15/14)

        4,785   South Dakota Housing Development Authority, Homeownership            11/06 at 102.00         AAA           4,979,702
                 Mortgage Bonds, 1996 Series D, 6.300%, 5/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 4.4%

        5,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa2           5,011,450
                 Tennessee, Hospital Facilities Revenue Bonds (Baptist Health
                 System of East Tennessee), Series 2002, 6.500%, 4/15/31
       12,500   Metropolitan Government of Nashville and Davidson County             11/09 at 101.00         AAA          13,045,875
                 Health and Educational Facilities Board, Tennessee, Revenue
                 Bonds (Ascension Health Credit Group), Series 1999A,
                 5.875%, 11/15/28

                Tennessee Housing Development Agency, Homeownership Program
                Bonds, Issue 2000-1:
        1,785    5.750%, 7/01/10 (Alternative Minimum Tax)                              No Opt. Call          AA           1,878,641
        2,145    6.000%, 7/01/13 (Alternative Minimum Tax)                            7/10 at 101.00         AAA           2,270,311


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 12.6%

       10,000   Brazos River Authority, Texas, Pollution Control Revenue Refunding      No Opt. Call        BBB+          10,050,800
                 Bonds (TXU Electric Company Project), Series 2001C,
                 5.750%, 5/01/36 (Mandatory put 11/01/11)

        6,000   Brazos River Authority, Texas, Revenue Refunding Bonds               11/08 at 102.00         AAA           5,943,420
                 (Houston Industries Incorporated Project), Series 1998C,
                 5.125%, 11/01/20 (Optional put 11/01/08)


                           Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)

                                Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

$       2,705   Comal County Health Facilities Development Corporation, Texas,        7/02 at 101.50         AAA         $ 2,750,228
                 Hospital Revenue Refunding Bonds (McKenna Memorial Hospital
                 FHA-Insured Project), Series 1991, 7.375%, 1/15/21

        5,500   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue      12/11 at 100.00         AAA           5,188,150
                 Bonds, Series 2001A, 5.000%, 12/01/31

        1,550   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal            4/11 at 101.00         BBB           1,617,921
                 Revenue Bonds (Valero Energy Corporation Project), Series 2001,
                 6.650%, 4/01/32 (Alternative Minimum Tax)

        1,145   Harrison County Finance Corporation, Texas, Single Family Mortgage    6/02 at 103.00          A1           1,171,507
                 Revenue Refunding Bonds, Series 1991, 8.875%, 12/01/11

        4,590   City of Houston, Texas, Airport System Subordinate Lien Revenue       7/10 at 100.00         AAA           4,628,464
                 Bonds, Series 2000A, 5.625%, 7/01/30 (Alternative Minimum Tax)

        3,500   City of Houston, Texas, Water and Sewer System Junior Lien           12/12 at 100.00         AAA           3,309,250
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30

        9,000   Matagorda County Navigation District Number One, Texas,                 No Opt. Call         AAA           8,565,750
                 Collateralized Revenue Refunding Bonds (Houston Lighting
                 and Power Company Project), Series 1997, 5.125%, 11/01/28
                 (Alternative Minimum Tax)

        1,355   Panhandle Regional Housing Finance Corporation, Texas, Single         5/02 at 100.00         AAA           1,362,927
                 Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1991A, 7.500%, 5/01/24
                 (Alternative Minimum Tax)

        4,100   Port of Corpus Christi Industrial Development Corporation,            4/08 at 102.00         BBB           3,822,594
                 Texas, Revenue Refunding Bonds (Valero Refining and
                 Marketing Company Project), 5.450%, 4/01/27

        5,500   Spring Independent School District, Harris County, Texas,             8/11 at 100.00         AAA           5,271,970
                 Unlimited Tax Schoolhouse Bonds, Series 2001,
                 5.000%, 8/15/26

        4,520   State of Texas, General Obligation Water Financial Assistance         8/09 at 100.00         Aa1           4,580,794
                 Bonds (State Participation Program), Series 1999C,
                 5.500%, 8/01/35

        4,560   Winter Garden Housing Finance Corporation, Texas, Single Family       4/04 at 103.00         AAA           4,718,369
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1994, 6.950%, 10/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 5.9%

                Utah Intermountain Power Agency, Power Supply Revenue Refunding
                Bonds, 1993 Series A:
        5,015    5.500%, 7/01/20                                                      7/03 at 102.00         AAA           5,079,242
        8,635    5.500%, 7/01/20                                                      7/03 at 102.00         AAA           8,745,873

       16,050   Utah County, Utah, Hospital Revenue Bonds (IHC Health Services,       8/07 at 101.00         AAA          15,855,474
                 Inc.), Series 1997, 5.250%, 8/15/26


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 2.6%

                Vermont Educational and Health Buildings Financing Agency,
                Hospital Revenue Bonds (Fletcher Allen Healthcare Project),
                Series 2000A:
        3,720    6.125%, 12/01/15                                                    12/10 at 101.00         AAA           4,108,814
        4,265    6.250%, 12/01/16                                                    12/10 at 101.00         AAA           4,728,947

        4,140   Vermont Housing Finance Agency, Single Family Housing Notes,         11/09 at 100.00         AAA           4,232,860
                 Series 13A, 5.950%, 11/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 5.2%

        8,810   Public Utility District No. 1, Chelan County, Washington,             7/11 at 101.00         AAA           8,856,693
                 Chelan Hydro-Consolidated System Revenue Bonds, Series 2001A,
                 5.600%, 1/01/36 (Alternative Minimum Tax)

        7,225   Port of Seattle, Washington, Special Facility Revenue Bonds           3/10 at 101.00         AAA           7,674,395
                 (Terminal 18 Project), Series 1999B, 6.000%, 9/01/20
                 (Alternative Minimum Tax)

                Municipality of Metropolitan Seattle, Washington, Sewer Refunding
                Revenue Bonds, Series Z:
        2,990    5.450%, 1/01/17                                                      1/03 at 102.00         AAA           3,031,142
        2,490    5.450%, 1/01/19                                                      1/03 at 102.00         AAA           2,513,331
        1,800    5.450%, 1/01/20                                                      1/03 at 102.00         AAA           1,814,292

        2,130   Washington Public Power Supply System, Nuclear Project No. 2          7/02 at 102.00         Aa1           2,186,807
                 Refunding Revenue Bonds, Series 1992A, 6.250%, 7/01/12


   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WISCONSIN - 1.6%

$       5,000   Madison, Wisconsin, Industrial Development Revenue Refunding          4/12 at 100.00         AA-         $ 4,953,899
                 Bonds (Madison Gas and Electric Company), Series 2002A,
                 5.875%, 10/01/34 (Alternative Minimum Tax)

        2,905   Wisconsin Housing and Economic Development Authority,                 3/10 at 100.00          AA           2,966,672
                 Homeownership Revenue Bonds, 2000 Series G,
                 5.950%, 3/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     786,375   Total Investments (cost $743,913,658) - 153.3%                                                           767,858,025
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      12,261,474
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.7)%                                                       (279,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $501,119,499
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    # Subsequent to April 30, 2002, this security was non-income producing. In the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                           Nuveen Quality Income Municipal Fund, Inc. (NQU)

                           Portfolio of
                                   INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 3.1%

$       3,500   City of Bessemer Governmental Utility Services Corporation,           6/08 at 102.00         AAA         $ 3,503,255
                 Alabama, Water Supply Revenue Bonds, Series 1998,
                 5.200%, 6/01/24

       20,785   Jefferson County, Alabama, Sewer Revenue Capitol Improvement          2/11 at 101.00         AAA          21,167,860
                 Warrants, Series 2001A, 5.500%, 2/01/31


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.6%

        6,750   Alaska Housing Finance Corporation, General Housing Purpose          12/02 at 102.00      Aa2***           6,926,108
                 Bonds, 1992 Series A, 6.600%, 12/01/23 (Pre-refunded to 12/01/02)

        5,835   Alaska Housing Finance Corporation, Governmental Purpose             12/05 at 102.00         AAA           5,917,682
                 Bonds, 1995 Series A, 5.875%, 12/01/30


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 4.1%

        5,000   Maricopa County Industrial Development Authority, Arizona,            9/10 at 103.00         AAA           5,169,650
                 Multifamily Housing Revenue Bonds (Bay Club at Mesa Cove
                 Project), Series 2000A, 5.800%, 9/01/35

        3,000   City of Mesa, Arizona, Utility System Revenue Refunding                 No Opt. Call         AAA           3,175,680
                 Bonds, Series 2002, 5.250%, 7/01/17

        9,080   Pima County Industrial Development Authority, Arizona, Multifamily   12/10 at 103.00         Aaa           9,611,180
                 Housing Revenue Bonds (FHA-Insured Mortgage Loan - Fountain
                 Village Apartments Project), Series 2000, 6.100%, 12/20/35

       10,010   Salt River Project Agricultural Improvement and Power District,       1/12 at 101.00          AA          10,017,407
                 Arizona, Electric System Refunding Revenue Bonds (Salt River
                 Project), 2002 Series A, 5.125%, 1/01/27

        4,955   Yuma Regional Medical Center on behalf of Hospital District No. 1,    8/02 at 101.50      N/R***           5,108,952
                 Yuma County, Arizona, Hospital Revenue Improvement and
                 Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.7%

        5,285   Arkansas Development Finance Authority, Single Family                 7/05 at 102.00         AAA           5,590,473
                 Mortgage Revenue Bonds (Mortgage-Backed Securities
                 Program), 1995 Series B, 6.700%, 7/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 7.0%

        3,000   California Health Facilities Financing Authority, Kaiser Permanente   5/03 at 102.00           A           2,995,170
                 Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

        5,000   State of California, General Obligation Veterans Welfare Bonds,      12/03 at 102.00         AA-           5,005,650
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

        4,100   State of California, General Obligation Veterans Welfare Bonds,      12/08 at 101.00         AA-           4,269,863
                 Series 1997BL, 5.300%, 12/01/12 (Alternative Minimum Tax)

       10,000   State of California, Various Purpose General Obligation               4/09 at 101.00         AAA           9,276,400
                 Bonds, 4.750%, 4/01/29

        3,500   State Public Works Board of the State of California (The Trustees    10/02 at 102.00        A***           3,645,355
                 of the California State University), Lease Revenue Bonds (Various
                 California State University Projects), 1992 Series A,
                 6.625%, 10/01/10 (Pre-refunded to 10/01/02)

       17,000   State Public Works Board of the State of California, Department      11/04 at 102.00         Aaa          19,348,720
                 of Corrections Lease Revenue Bonds (California State Prison,
                 Monterey County (Soledad II)), 1994 Series A, 7.000%, 11/01/19
                 (Pre-refunded to 11/01/04)

        1,000   Eastern Municipal Water District, California, Water and Sewer         7/11 at 100.00         AAA             969,800
                 Revenue Certificates of Participation, Series 2001B,
                 5.000%, 7/01/30

        8,500   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA           8,190,940
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        2,500   City of Los Angeles Community Redevelopment Agency, California,       7/02 at 100.00      BBB***           2,528,100
                 Tax Allocation Refunding Bonds (Central Business District
                 Redevelopment Project), Series G, 6.750%, 7/01/10

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COLORADO - 4.3%

$      10,000   City and County of Denver, Colorado, Airport System Revenue          11/10 at 100.00         AAA         $10,169,200
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23 (Alternative
                 Minimum Tax)

       10,000   E-470 Public Highway Authority, Colorado, Senior Revenue              9/07 at 101.00         AAA           9,417,200
                 Bonds, Series 1997A, 4.750%, 9/01/23

       14,400   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        9/10 at 65.63         AAA           6,116,256
                 2000 Series B, 0.000%, 9/01/17

        8,740   Poudre School District R-1, Larimer County, Colorado, General        12/10 at 100.00         AAA           8,843,394
                 Obligation Bonds, Series 2000, 5.125%, 12/15/19


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 2.8%

                City of Bridgeport, Connecticut, General Obligation Bonds, Series C:
        4,395    5.375%, 8/15/17                                                      8/11 at 100.00         AAA           4,597,434
        3,510    5.375%, 8/15/18                                                      8/11 at 100.00         AAA           3,650,260

        1,000   State of Connecticut, General Obligation Bonds, Series 2002A,         4/12 at 100.00          AA           1,039,050
                 5.375%, 4/15/19 (WI, settling 5/01/02)

        2,000   Connecticut Housing Finance Authority, Housing Mortgage Finance      11/10 at 100.00         AAA           1,969,060
                 Program Bonds, 2001 Series D, Subseries D-2, 5.150%, 11/15/22
                 (Alternative Minimum Tax)

        2,000   Connecticut Health and Educational Facilities Authority, Revenue      7/11 at 101.00          A2           1,992,440
                  Bonds (Loomis Chaffee School), Series D, 5.250%, 7/01/31

        1,000   Connecticut Health and Educational Facilities Authority, Revenue      3/11 at 101.00         AAA             977,640
                  Bonds (Greenwich Academy), Series 2001B, 5.000%, 3/01/32

        2,595   Connecticut Health and Educational Facilities Authority, Revenue     11/11 at 100.00         AAA           2,599,853
                 Bonds (Connecticut State University System), 2002 Series D-2,
                 5.000%, 11/01/21

          750   East Hartford, Connecticut, General Obligation Bonds, Series 2002,    5/10 at 100.00         Aaa             744,405
                 4.875%, 5/01/20 (WI, settling 5/01/02)

        1,450   Farmington, Connecticut, General Obligation Bonds, Series 2002,       9/12 at 101.00         Aa1           1,457,236
                 5.000%, 9/15/20

        1,390   Towns of Andover, Hebron and Marlborough Regional School              5/11 at 101.00         Aaa           1,395,977
                 District No. 008, Tolland County, Connecticut, General Obligation
                 Bonds, Series 2002, 5.000%, 5/01/20 (WI, settling 5/02/02)

        2,000   The University of Connecticut, Student Fee Revenue Refunding         11/12 at 101.00         AAA           1,948,880
                 Bonds, Series 2002A, 5.000%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.7%

        5,000   Orange County Health Facilities Authority, Florida, Hospital Revenue 11/10 at 101.00          A-           5,248,150
                 Bonds (Adventist Health System/Sunbelt Obligated Group),
                 Series 2000, 6.500%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                GUAM - 0.2%

        1,650   Guam Power Authority, Revenue Bonds, 1999 Series A,                  10/09 at 101.00         AAA           1,647,509
                 5.125%, 10/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 1.3%

       10,000   State of Hawaii, Airports System Revenue Bonds, Refunding             7/10 at 101.00         AAA          10,564,300
                 Series 2000B, 5.750%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 12.0%

       32,670   City of Chicago, Illinois, General Obligation Bonds (City Colleges      No Opt. Call         AAA           5,955,741
                 of Chicago Capital Improvement Project), Series 1999,
                 0.000%, 1/01/32

        5,000   City of Chicago, Illinois, General Obligation Bonds (Neighborhoods    7/10 at 101.00         AAA           5,352,350
                 Alive 21 Program), Series 2000A, 6.000%, 1/01/28

        5,045   City of Chicago, Illinois, General Obligation Refunding Bonds,        1/10 at 101.00         AAA           5,248,768
                 Series 2000D, 5.750%, 1/01/30

                City of Chicago Board of Education, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Revenues), Series 2001C:
        1,000    5.500%, 12/01/18                                                    12/11 at 100.00         AAA           1,041,920
        3,690    5.000%, 12/01/19                                                    12/11 at 100.00         AAA           3,645,203
        3,000    5.000%, 12/01/20                                                    12/11 at 100.00         AAA           2,944,680
        2,000    5.000%, 12/01/21                                                    12/11 at 100.00         AAA           1,954,740

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
        9,400    0.000%, 12/01/14                                                       No Opt. Call         AAA           4,993,280
        4,400    0.000%, 12/01/15                                                       No Opt. Call         AAA           2,184,776


                           Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)

                                Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$      12,750   City of Chicago, Illinois, Chicago Midway Airport Revenue Bonds,      1/09 at 101.00         AAA         $11,921,378
                 Series 1998A, 5.125%, 1/01/35 (Alternative Minimum Tax)

                City of Chicago, Illinois, Second Lien Wastewater Transmission
                Revenue Bonds, Series 2000:
        8,000    5.750%, 1/01/25                                                      1/10 at 101.00         AAA           8,362,880
        7,750    6.000%, 1/01/30 (Pre-refunded to 1/01/10)                            1/10 at 101.00         AAA           8,841,045

       11,000   Illinois Health Facilities Authority, Hospital Revenue Bonds         11/03 at 102.00         AAA          11,984,280
                 (Hindsdale Hospital), Series 1993-A, 7.000%, 11/15/19

       10,000   Illinois Health Facilities Authority, Revenue Bonds (Iowa             2/10 at 101.00         AAA          10,395,500
                 Health System), Series 2000, 5.875%, 2/15/30

        2,670   Illinois Housing Development Authority, Section 8 Elderly             9/02 at 102.00           A           2,728,553
                 Housing Revenue Bonds (Garden House of Maywood
                 Development), Series 1992, 7.000%, 9/01/18

        5,000   State of Illinois, General Obligation Bonds (Illinois FIRST),        12/10 at 100.00         AAA           5,127,550
                 Series 2000, 5.450%, 12/01/21

        3,465   Joliet Regional Port District Airport Facilities, Illinois, Revenue   7/07 at 103.00         N/R           3,178,237
                 Bonds (Lewis University Airport), Series 1997A,
                 7.250%, 7/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.8%

        4,500   Indiana Educational Facilities Authority, Educational Facilities      2/11 at 100.00         AAA           4,582,485
                 Revenue Bonds (Butler University Project), Series 2001,
                 5.500%, 2/01/26

        5,125   City of Petersburg, Indiana, Pollution Control Refunding Revenue     12/04 at 102.00          A3           5,175,686
                 Bonds (Indianapolis Power and Light Company Project),
                 Series 1995A, 6.625%, 12/01/24

        5,000   St. Joseph County Hospital Authority, Indiana, Health System          2/08 at 101.00         AAA           4,363,250
                 Bonds (Memorial Health System), Series 1998A, 4.625%, 8/15/28


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.0%

        8,585   Iowa Finance Authority, Hospital Facilities Revenue Bonds             7/08 at 102.00         AAA           8,322,213
                 (Iowa Health System), Series 1998A, 5.125%, 1/01/28


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.6%

        4,585   DeSoto Unified School District No. 232, Johnson County, Kansas,       9/10 at 100.00         Aaa           4,455,428
                 General Obligation Bonds, Series 2000, 4.750%, 9/01/19


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.1%

        6,335   Kentucky Housing Corporation, Housing Revenue Bonds                   1/05 at 102.00         AAA           6,597,966
                 (Federally Insured or Guaranteed Mortgage Loans), 1995 Series B,
                 6.625%, 7/01/26 (Alternative Minimum Tax)

        2,500   Commonwealth of Kentucky, State Property and Buildings                2/12 at 100.00         AAA           2,591,975
                 Commission Revenue Bonds (Project No. 74), Refunding Series 2002,
                 5.375%, 2/01/18


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.1%

       10,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds           No Opt. Call         AAA          10,727,900
                 (Franciscan Missionaries of Our Lady Health System Project),
                 Series 1998A, 5.750%, 7/01/25

        6,500   Louisiana Public Facilities Authority, Revenue Bonds (Tulane          7/12 at 100.00         AAA           6,240,585
                 University), Series 2002A, 5.000%, 7/01/32


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.1%

        1,000   Maryland Health and Higher Educational Facilities Authority,          5/11 at 100.00         AA-             977,050
                 Revenue Bonds, Johns Hopkins Hospital Issue, Series 2001,
                 5.000%, 5/15/21


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 7.0%

        7,405   Massachusetts Health and Educational Facilities Authority,              No Opt. Call         AAA           7,843,894
                 Revenue Bonds (Massachusetts Institute of Technology),
                 2002 Series K, 5.500%, 7/01/32

        6,000   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB           4,733,400
                 Revenue Refunding Bonds (Ogden Haverhill Project), Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)

        8,500   Massachusetts Turnpike Authority, Metropolitan Highway System         1/07 at 102.00         AAA           7,962,715
                 Revenue Bonds, Senior 1997 Series A, 5.000%, 1/01/37


   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS (continued)

$      13,500   Massachusetts Turnpike Authority, Metropolitan Highway System         1/09 at 101.00         AAA         $12,630,465
                 Revenue Bonds, Subordinated 1999 Series A, 5.000%, 1/01/39

        6,425   Massachusetts Water Pollution Abatement Trust, Water Pollution        8/09 at 101.00         Aaa           6,735,970
                 Abatement Revenue Bonds (MWRA Program), Subordinate
                 Series 1999A, 5.750%, 8/01/29

       10,000   Massachusetts Water Resources Authority, General Revenue              8/10 at 101.00         AAA          10,488,200
                 Bonds, 2000 Series A, 5.750%, 8/01/39

        5,380   University of Massachusetts Building Authority, Project Revenue      11/10 at 100.00         AAA           5,459,194
                 Bonds, Senior Series 2000-2, 5.250%, 11/01/20


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.5%

        1,000   City of Detroit, Michigan, Water Supply System Revenue Senior         7/11 at 101.00         AAA           1,055,460
                 Lien Bonds, 2001 Series A, 5.750%, 7/01/28

        7,425   Michigan Hospital Finance Authority, Hospital Revenue Bonds          11/09 at 101.00          A1           7,633,717
                 (Henry Ford Health System), Series 1999A, 6.000%, 11/15/24

        8,500   Michigan Strategic Fund, Limited Obligation Revenue Bonds            12/02 at 102.00         BBB           8,685,810
                 (Waste Management, Inc. Project), Series 1992, 6.625%, 12/01/12
                 (Alternative Minimum Tax)

        2,300   Michigan Strategic Fund, Limited Obligation Refunding Revenue         9/11 at 100.00          A-           2,256,783
                 Bonds (Detroit Edison Company Pollution Control Project),
                 Collateralized Series 1999C, Fixed Rate Conversion, 5.650%,
                 9/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.2%

                City of Chaska, Minnesota, Electric Revenue Bonds (Generating
                Facilities), Series 2000A:
        1,930    6.000%, 10/01/20                                                    10/10 at 100.00          A3           2,009,400
        2,685    6.000%, 10/01/25                                                    10/10 at 100.00          A3           2,782,600

        3,655   Dakota County, Washington County and City of Bloomington                No Opt. Call         AAA           5,045,874
                 Housing and Redevelopment Authority, Minnesota, Single
                 Family Residential Mortgage Revenue Bonds (Mortgage
                 Backed Program), Series 1988, 8.450%, 9/01/19 (Alternative
                 Minimum Tax)

        5,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/08 at 101.00         AAA           4,828,900
                 Minnesota, Airport Revenue Bonds, Series 1998A,
                 5.000%, 1/01/30

        2,555   Minnesota Housing Finance Agency, Single Family Mortgage              1/04 at 102.00         AA+           2,631,906
                 Bonds, 1994 Series J, 6.950%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.1%

        3,165   Canton Housing Development Corporation, Mississippi, 1990               No Opt. Call         AAA           3,782,745
                 Multifamily Mortgage Revenue Refunding Bonds (Canton Estates
                 Apartments Project - FHA-Insured Mortgage Section 8 Assisted
                 Project), Series A, 7.750%, 8/01/24

        1,130   Charter Mortgage Corporation, Mississippi, 1990 Multifamily             No Opt. Call         AAA           1,335,084
                 Mortgage Revenue Refunding Bonds (Church Garden
                 Apartments - FHA-Insured Mortgage Section 8 Assisted Project),
                 Series A, 7.750%, 8/01/21

        2,500   Mississippi Hospital Equipment and Facilities Authority, Revenue      1/11 at 101.00         Aaa           2,525,000
                 Bonds (Forrest County General Hospital Project), Series 2000,
                 5.500%, 1/01/27

        1,250   Pearl Housing Development Corporation, Mississippi, 1990              6/02 at 100.00         AAA           1,251,463
                 Multifamily Mortgage Revenue Refunding Bonds (Rose Garden
                 Apartments Project - FHA-Insured Mortgage Section 8 Assisted
                 Project), Series A, 7.750%, 8/01/22


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.7%

                Jackson County Industrial Development Authority, Missouri,
                Healthcare System Revenue Bonds (Saint Joseph Health Center),
                Series 1992:
        4,890    6.500%, 7/01/12                                                      7/02 at 102.00        Baa1           4,947,898
        5,605    7.000%, 7/01/22                                                      7/02 at 102.00        Baa1           5,698,604

       15,350   City of Springfield Public Building Corporation, Missouri,              No Opt. Call         AAA           3,081,052
                 Leasehold Revenue Bonds (Jordan Valley Park Projects),
                 Series 2000A, 0.000%, 6/01/30


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.9%

        7,000   City of Forsyth, Rosebud County, Montana, Pollution Control           8/02 at 101.00         AAA           7,165,410
                 Revenue Refunding Bonds (Puget Sound Power and Light
                 Company Colstrip Project), Series 1992, 7.050%, 8/01/21


                           Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)

                                Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEBRASKA - 2.4%

$      11,000   Nebraska Investment Finance Authority, Single Family Housing          3/05 at 101.50         AAA         $11,340,230
                 Revenue Bonds, 1995 Series A, 6.800%, 3/01/35 (Alternative
                 Minimum Tax)

        8,000   Nebraska Investment Finance Authority, Single Family Housing          3/05 at 101.50         AAA           8,258,560
                 Revenue Bonds, 1995 Series B, 6.450%, 3/01/35
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.2%

        1,635   New Hampshire Housing Finance Authority, Single Family Residential    7/02 at 102.00         Aa3           1,664,659
                 Mortgage Bonds, 1991 Series C, 7.100%, 1/01/23


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.0%

        5,675   Camden County Pollution Control Financing Authority, New Jersey,      6/02 at 102.00          B2           5,664,842
                 Solid Waste Disposal and Resource Recovery System Revenue
                 Bonds, Series 1991D, 7.250%, 12/01/10

        2,025   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA           2,242,526
                 System Bonds, 2001 Series B, 6.000%, 12/15/19


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.7%

        5,925   New Mexico Hospital Equipment Loan Council, Hospital Revenue          8/11 at 101.00          A1           5,893,124
                 Bonds (Presbyterian Healthcare Services), Series 2001A,
                 5.500%, 8/01/21


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 24.1%

       25,000   Erie Tobacco Asset Securitization Corporation, Erie County,           7/10 at 101.00          A1          25,526,000
                 New York, Tobacco Settlement Asset-Backed Bonds, Senior
                 Series 2000, 6.125%, 7/15/30

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
        1,130    5.375%, 9/01/25                                                      9/11 at 100.00          A-           1,134,848
        2,715    5.250%, 9/01/28                                                      9/11 at 100.00         AAA           2,715,787

       15,000   Metropolitan Transportation Authority, New York, Dedicated Tax        4/10 at 100.00         AAA          16,240,350
                 Fund Bonds, Series 2000A, 6.000%, 4/01/30

        2,095   Niagara Falls Housing and Commercial Rehabilitation Corporation,        No Opt. Call          AA           2,377,155
                 New York, 1992 Multifamily Mortgage Revenue Refunding
                 Bonds (FHA-Insured Mortgage - Section 8 Assisted Project),
                 7.350%, 8/01/23

       16,000   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00          A-          16,591,840
                 Tobacco Settlement Asset-Backed Bonds, Series A,
                 6.400%, 7/15/33

        6,000   City of New York, New York, General Obligation Bonds, Fiscal 1997     8/07 at 101.00           A           6,326,040
                 Series H, 6.125%, 8/01/25

        5,475   City of New York, New York, General Obligation Bonds, Fiscal 1995     8/04 at 101.00         Aaa           6,138,789
                 Series B1, 7.250%, 8/15/19 (Pre-refunded to 8/15/04)

       14,800   City of New York, New York, General Obligation Bonds, Fiscal 1997     6/07 at 101.00         AAA          15,395,256
                 Series M, 5.500%, 6/01/17

        6,700   City of New York, New York, General Obligation Bonds, Fiscal 1995     2/05 at 101.00         Aaa           7,495,223
                 Series F, 6.625%, 2/15/25 (Pre-refunded to 2/15/05)

        5,660   City of New York, New York, General Obligation Bonds, Fiscal 1993    10/02 at 101.50         Aaa           5,868,401
                 Series B, 6.750%, 10/01/17 (Pre-refunded to 10/01/02)

        3,250   City of New York, New York, General Obligation Bonds, Fiscal 2002     3/12 at 100.00         AAA           3,206,710
                 Series C, 5.125%, 3/15/25

        4,190   City of New York Municipal Water Finance Authority, New York,         6/05 at 101.00         AAA           4,647,841
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25 (Pre-refunded to 6/15/05)

       10,100   City of New York Transitional Finance Authority, New York, Future     5/10 at 101.00         AA+          10,869,115
                 Tax Secured Bonds, Fiscal 2000 Series B, 5.750%, 11/15/19

        4,250   New York State Dormitory Authority, Mount Sinai School of               No Opt. Call         AAA           4,280,515
                 Medicine Insured Revenue Bonds, Series 1994A,
                 5.150%, 7/01/24

        5,000   New York State Dormitory Authority, Mental Health Services            2/07 at 102.00         AA-           5,158,950
                 Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 2/15/27

       10,000   New York State Dormitory Authority, Mental Health Services            2/10 at 100.00         AAA          10,647,900
                 Facilities Improvement Revenue Bonds, Series 2000B,
                 6.000%, 2/15/30

        5,000   New York State Energy Research and Development Authority,            11/08 at 102.00         AAA           4,956,250
                 Pollution Control Revenue Refunding  Bonds (Niagara Mohawk
                 Power Corporation Project), Series 1998A, 5.150%, 11/01/25


   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds (New York
                City Municipal Water Finance Authority Projects - Second
                Resolution), Series 2001C:
$       6,035    5.000%, 6/15/20                                                      6/11 at 100.00         AAA         $ 6,041,216
        6,575    5.000%, 6/15/22                                                      6/11 at 100.00         AAA           6,529,304

        8,000   New York State Medical Care Facilities Finance Agency, New York       2/05 at 102.00         AAA           9,001,920
                 Hospital FHA-Insured Mortgage Revenue Bonds, Series 1994A,
                 6.500%, 8/15/29 (Pre-refunded to 2/15/05)

        5,000   New York State Medical Care Facilities Finance Agency, Brookdale      2/05 at 102.00         AAA           5,673,100
                 Hospital Medical Center Secured Hospital Revenue Bonds,
                 1995 Series A, 6.850%, 2/15/17 (Pre-refunded to 2/15/05)

                New York State Medical Care Facilities Finance Agency,
                FHA-Insured Mortgage Project Revenue Bonds, 1995 Series F:
        3,760    6.200%, 8/15/15 (Pre-refunded to 8/15/05)                            8/05 at 102.00       AA***           4,259,666
        4,250    6.300%, 8/15/25 (Pre-refunded to 8/15/05)                            8/05 at 102.00       AA***           4,828,128

        5,000   New York State Thruway Authority, Highway and Bridge Trust            4/12 at 100.00         AAA           4,916,200
                 Fund Bonds, Series 2002A, 5.000%, 4/01/22

        3,140   Penfield-Crown Oak Housing Development Corporation, New York,         2/03 at 100.00         AAA           3,173,315
                 1991 Multifamily Mortgage Revenue Refunding Bonds (Crown
                 Oak Estates - FHA-Insured Mortgage Section 8 Assisted Project),
                 Series A, 7.350%, 8/01/23


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.3%

       10,500   North Carolina Eastern Municipal Power Agency, Power System           7/02 at 102.00         BBB          10,741,290
                 Revenue Bonds, Refunding Series 1991A, 6.250%, 1/01/03

       13,720   North Carolina Medical Care Commission, Hospital Revenue Bonds       12/08 at 101.00         AAA          12,520,735
                 (Pitt County Memorial Hospital), Series 1998A, 4.750%, 12/01/28

        3,035   City of Raleigh, North Carolina, Combined Enterprise System           3/11 at 100.00         AAA           2,855,328
                 Revenue Bonds, Series 2001, 4.750%, 3/01/26


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.6%

        4,550   Ohio Housing Finance Agency, Residential Mortgage Revenue             3/05 at 102.00         Aaa           4,851,392
                 Bonds (GNMA Mortgage-Backed Securities Program), 1995
                 Series A-2, 6.625%, 3/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 7.0%

          495   Oklahoma County Home Finance Authority, Oklahoma, Single              7/02 at 101.00         Aaa             502,890
                 Family Mortgage Revenue Refunding Bonds, 1991 Series A,
                 8.750%, 7/01/12

       17,510   Pottawatomie County Home Finance Authority, Oklahoma, Municipal         No Opt. Call         AAA          22,978,898
                 Refunding Collateralized Mortgage Obligations, Series 1991A,
                 8.625%, 7/01/10

       12,750   Trustees of the Tulsa Municipal Airport Trust, Oklahoma, Revenue     12/08 at 100.00          BB          11,756,648
                 Bonds, Refunding Series 2000B, 6.000%, 6/01/35 (Alternative
                 Minimum Tax) (Mandatory put 12/01/08)

       23,005   Trustees of the Tulsa Municipal Airport Trust, Oklahoma, Revenue     12/08 at 100.00          BB          20,745,219
                 Bonds (American Airlines Inc.), Refunding Series 2001B,
                 5.650%, 12/01/35 (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.4%

        3,000   Bend-La Pine Administrative School District No. 1, Deschutes          6/11 at 100.00         Aaa           3,150,120
                 County, Oregon, General Obligation Bonds, Series 2001A,
                 5.500%, 6/15/18


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.2%

        6,880   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-           7,336,282
                 Resource Recovery Revenue Refunding Bonds (Panther Creek
                 Partners Project), 2000 Series, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

                Falls Township Hospital Authority, Pennsylvania, Refunding
                Revenue Bonds (Delaware Valley Medical Center Project -
                FHA-Insured Mortgage), Series 1992:
          185    6.900%, 8/01/11                                                      8/02 at 102.00         AAA             185,712
        3,000    7.000%, 8/01/22                                                      8/02 at 102.00         AAA           3,213,300

        7,000   Commonwealth of Pennsylvania, General Obligation Bonds,               9/11 at 101.00          AA           7,223,510
                 Second Series 2001, 5.000%, 9/15/15


                           Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)

                                Portfolio of INVESTMENTS April 30, 2002 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PUERTO RICO - 0.6%

$       1,500   Commonwealth of Puerto Rico, Public Improvement General                 No Opt. Call           A         $ 1,546,110
                 Obligation Bonds, 2002 Series A, 5.500%, 7/01/29

        1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA           1,039,280
                 Bonds, 2000 Series A, 5.500%, 10/01/32

        1,500   Puerto Rico Public Buildings Authority, Government Facilities         7/12 at 100.00           A           1,504,605
                 Revenue Refunding Bonds, Series D, Guaranteed by the
                 Commonwealth of Puerto Rico, 5.125%, 7/01/20

          750   Puerto Rico Public Finance Corporation, Commonwealth Appropriation      No Opt. Call         AAA             804,060
                 Bonds, 2002 Series E, 5.500%, 8/01/27


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 7.9%

       24,725   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-          24,588,024
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22

                Horry County School District, South Carolina, General Obligation
                Bonds, Series 2001A:
        5,840    5.000%, 3/01/20                                                      3/12 at 100.00         AA+           5,788,608
        5,140    5.000%, 3/01/21                                                      3/12 at 100.00         AA+           5,074,825

        4,000   Town of Lexington, South Carolina, Combined Waterworks and            4/10 at 101.00         Aaa           3,882,800
                 Sewer System Revenue Refunding and Improvement Bonds,
                 Series 2001A, 5.000%, 4/01/27

       13,615   South Carolina Transportation Infrastructure Bank, Junior Lien       10/11 at 100.00         Aaa          13,654,756
                 Revenue Bonds, Series 2001B, 5.125%, 10/01/21

       10,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00          A1          10,051,100
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.7%

        3,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa2           3,001,050
                 Tennessee, Hospital Facilities Revenue Bonds (Baptist Health
                 System of East Tennessee), Series 2002, 6.375%, 4/15/22

       10,000   Tennessee Housing Development Agency, Homeownership                   7/10 at 100.00          AA          10,470,700
                 Program Bonds, Issue 2000-2B, 6.350%, 1/01/31 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 24.1%

       14,360   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue   6/02 at 101.00          BB          13,384,094
                 Bonds (American Airlines, Inc. Project), Series 1990,
                 7.500%, 12/01/29 (Alternative Minimum Tax)

                Arlington Independent School District, Tarrant County, Texas,
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
        3,410    0.000%, 2/15/11                                                       2/05 at 71.95         Aaa           2,155,086
        4,105    0.000%, 2/15/14                                                       2/05 at 58.79         Aaa           2,102,047

        6,500   Bell County Health Facilities Development Corporation, Texas,        11/08 at 101.00          A-           6,147,115
                 Retirement Facility Revenue Bonds  (Buckner Retirement
                 Services, Inc. Obligated Group Project), Series 1998,
                 5.250%, 11/15/19

       14,200   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call        BBB+          14,272,136
                 Refunding Bonds (TXU Electric Company Project), Series 2001C,
                 5.750%, 5/01/36 (Mandatory put 11/01/11)

       14,375   Dallas-Fort Worth International Airport Facilities Improvement       11/07 at 100.00          BB          13,408,856
                 Corporation, Texas, Revenue Refunding Bonds (American Airlines),
                 Series 2000C, 6.150%, 5/01/29 (Alternative Minimum Tax)
                 (Mandatory put 11/01/07)

        5,000   Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth            11/11 at 100.00         AAA           5,091,700
                 International Airport, Joint Revenue Refunding and Improvement
                 Bonds, Series 2001A, 5.625%, 11/01/21 (Alternative Minimum Tax)

        2,965   Fort Worth Housing Finance Corporation, Texas, Home Mortgage         10/02 at 102.00         Aa2           3,056,500
                 Revenue Refunding Bonds, Series 1991A, 8.500%, 10/01/11

        8,235   Grand Prairie Housing Finance Corporation, Texas, Multifamily         9/10 at 105.00         AAA           8,887,047
                 Housing Revenue Bonds (Landings at Carrier Project),
                 Series 2000A, 6.875%, 9/20/42

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA           2,650,968
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30

        5,000   Harris County Health Facilities Development Corporation, Texas,      10/09 at 101.00          AA           4,759,350
                 Hospital Revenue Bonds (Texas Children's Hospital Project),
                 Series 1999A, 5.250%, 10/01/29

       13,175   Houston Independent School District, Texas, Limited Tax               2/09 at 100.00         AAA          12,042,741
                  Schoolhouse and Refunding Bonds, Series 1999A,
                  4.750%, 2/15/26

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)
$      36,735   City of Houston, Texas, Water and Sewer System Junior Lien              No Opt. Call         AAA         $ 7,971,862
                  Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/28

       22,500   City of Houston, Texas, Water and Sewer System Junior Lien           12/10 at 100.00         AAA          22,090,500
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30

                Lubbock Health Facilities Development Corporation, Texas, Revenue
                Bonds (St. Joseph Health System), Series 1998:
        4,900    5.250%, 7/01/15                                                      7/08 at 101.00         AA-           4,969,482
        8,495    5.250%, 7/01/16                                                      7/08 at 101.00         AA-           8,564,489

       17,655   Matagorda County Navigation District Number One, Texas,              11/08 at 102.00         AAA          17,112,462
                 Revenue Refunding Bonds (Houston Industries Incorporated
                 Project), Series 1998B, 5.150%, 11/01/29

        7,650   Port of Corpus Christi Authority, Nueces County, Texas, Revenue       5/06 at 101.00        BBB-           7,457,450
                 Refunding Bonds (Union Pacific Corporation Project), Series 1992,
                 5.350%, 11/01/10

       11,300   City of San Antonio, Texas, Electric and Gas Systems Revenue          2/03 at 100.00         AAA          11,626,683
                 Refunding Bonds, New Series 1992, 5.000%, 2/01/17

       14,680   San Antonio Independent School District, Bexar County, Texas,         8/09 at 100.00         AAA          16,498,852
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.800%, 8/15/29 (Pre-refunded to 8/15/09)

        3,750   Spring Branch Independent School District, Harris County, Texas,      2/11 at 100.00         AAA           3,693,188
                 Limited Tax Schoolhouse and Refunding Bonds, Series 2001,
                 5.125%, 2/01/23

        5,000   City of Wichita Falls, Wichita County, Texas, Water and Sewer         8/11 at 100.00         AAA           4,866,150
                 System Priority Lien Revenue Bonds, Series 2001,
                 5.000%, 8/01/22


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.7%

        5,800   Carbon County, Utah, Solid Waste Disposal Refunding Revenue           2/05 at 102.00         BB-           5,854,172
                 Bonds (Laidlaw/ECDC Project - Guaranteed by Allied Waste
                 Industries), Series 1995, 7.500%, 2/01/10 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 2.1%

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Refunding        7/11 at 100.00         AAA           3,887,680
                 Bonds, Series 2001B, 5.125%, 7/01/31 (Alternative Minimum Tax)

       11,040   Suffolk Redevelopment and Housing Authority, Virginia,                  No Opt. Call         Aaa          11,264,664
                 Multifamily Housing Revenue Refunding Bonds (Windsor at
                 Potomac Vista Limited Partnership Project), Series 2001,
                 4.850%, 7/01/31 (Mandatory put 7/01/11)

          665   Virginia Housing Development Authority, Rental Housing Bonds,         5/09 at 101.00         AA+             662,486
                 1999 Series F, 5.000%, 5/01/15

                Virginia Resources Authority, Water Revenue Refunding Bonds,
                Series 2002:
          500    5.000%, 4/01/18                                                      4/12 at 102.00          AA             507,955
          500    5.000%, 4/01/19                                                      4/12 at 102.00          AA             504,250


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 14.9%

       13,550   Central Puget Sound Regional Transit Authority, Washington,           2/09 at 101.00         AAA          12,258,143
                 Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999,
                 4.750%, 2/01/28

        4,185   Douglas County Public Utility District No. 1, Washington, Wells       9/06 at 106.00         AA-           5,198,565
                 Hydroelectric Revenue Bonds, Series 1986, 8.750%, 9/01/18

       12,415   Federal Way School District No. 210, King County, Washington,        12/03 at 100.00       A1***          13,320,302
                 Unlimited Tax General Obligation Bonds, Series 1991,
                 6.950%, 12/01/11 (Pre-refunded to 12/01/03)

        2,500   King County, Washington, Sewer Revenue Bonds, Series 2001,            1/12 at 100.00         AAA           2,416,975
                 5.000%, 1/01/23

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,             8/10 at 100.00         AAA           7,063,980
                 5.625%, 2/01/24 (Alternative Minimum Tax)

       13,400   City of Seattle, Washington, Municipal Light and Power Revenue       12/10 at 100.00         Aa3          13,346,131
                 Bonds, Series 2000, 5.400%, 12/01/25

        1,675   Spokane Downtown Foundation, Washington, Parking Revenue              8/08 at 102.00           D             975,687
                 Bonds (River Park Square Project), 1998 Series, 5.600%, 8/01/19

        9,440   City of Tacoma, Washington, Electric System Revenue Bonds,            1/11 at 101.00         AAA          10,092,681
                 Series 2001A Refunding, 5.750%, 1/01/18

        4,000   North Thurston School District No. 3, Thurston County, Washington,   12/02 at 100.00        A***           4,111,319
                 Unlimited Tax General Obligation Bonds, Series 1992,
                 6.500%, 12/01/09 (Pre-refunded to 12/01/02)


                           Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)

                                Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON (continued)

$      18,145   State of Washington, Various Purpose General Obligation Bonds,        7/11 at 100.00         AAA         $17,692,644
                 2001 Series 02A, 5.000%, 7/01/23

                State of Washington, Motor Vehicle Fuel Tax General Obligation
                Bonds, Series 2002C:
        7,940    5.000%, 1/01/21                                                      1/12 at 100.00         AAA           7,811,689
       17,885    5.000%, 1/01/22                                                      1/12 at 100.00         AAA          17,521,934

        3,525   Washington Healthcare Facilities Authority, Revenue Bonds            10/11 at 100.00         Aaa           3,407,934
                 (Children's Hospital and Regional Medical Center), Series 2001,
                 5.000%, 10/01/21

        4,175   Washington State University, Recreation Center Revenue Bonds,         4/08 at 101.00         AAA           3,967,836
                 Series 1998, 5.000%, 4/01/28


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.9%

        7,545   City of La Crosse, Wisconsin, Pollution Control Refunding            12/08 at 102.00         AAA           7,930,624
                 Revenue Bonds (Dairyland Power Cooperative Project),
                 Series 1997A, 5.450%, 9/01/14

        7,000   Wisconsin Housing and Economic Development Authority,                 7/02 at 102.00          AA           7,149,519
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12
------------------------------------------------------------------------------------------------------------------------------------
$   1,313,410   Total Investments (cost $1,208,486,033) - 155.7%                                                       1,247,550,382
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.7%                                                                       5,336,816
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.4)%                                                       (452,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $800,887,198
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                           Nuveen Premier Municipal Income Fund, Inc. (NPF)

                           Portfolio of
                                  INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 1.0%

$       2,745   Alabama Higher Education Loan Corporation, Student Loan Revenue         No Opt. Call         AAA         $ 2,907,147
                 Refunding Bonds, Series 1994-D, 5.850%, 9/01/04
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.7%

        2,000   Alaska Housing Finance Corporation, General Mortgage Revenue          6/09 at 101.00         AAA           2,050,940
                 Bonds, 1999 Series A, 6.000%, 6/01/49


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 7.2%

        3,650   Gilbert Unified School District No. 41, Maricopa County, Arizona,     7/04 at 100.00         AAA           3,930,065
                 School Improvement Bonds (Project of 1993), Series 1994C,
                 6.100%, 7/01/14 (Pre-refunded to 7/01/04)

        6,000   Salt River Project Agricultural Improvement and Power                 1/12 at 101.00          AA           6,343,680
                 District, Arizona, Electric System Refunding Revenue Bonds
                 (Salt River Project), 2002 Series A, 5.250%, 1/01/15

       10,635   Yuma Regional Medical Center on behalf of Hospital District No. 1,    8/02 at 101.50      N/R***          10,965,429
                 Yuma County, Arizona, Hospital Revenue Improvement and
                 Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 2.5%

        5,070   Arkansas Development Finance Authority, Single Family Mortgage        1/11 at 100.00         AAA           4,868,163
                 Revenue Bonds (Mortgage-Backed Securities Program),
                 2001 Series I, 5.300%, 7/01/33 (Alternative Minimum Tax)

          910   Arkansas Development Finance Authority, Single Family Mortgage        7/05 at 102.00         AAA             964,227
                 Revenue Bonds (Mortgage-Backed Securities Program),
                 1994 Series C, 6.600%, 7/01/17

        1,170   Arkansas Development Finance Authority, Single Family Mortgage        7/05 at 102.00         AAA           1,203,860
                 Revenue Bonds (Mortgage-Backed Securities Program),
                 1995 Series B, 6.550%, 7/01/18 (Alternative Minimum Tax)

          143   Drew County Public Facilities Board, Arkansas, Single Family          8/03 at 103.00         Aaa             149,181
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 8/01/11

           10   Greene County Residential Housing Facilities Board, Arkansas,         7/02 at 103.00         Aa2              10,262
                 Subordinated Mortgage Revenue Bonds, Series 1991-1,
                 7.250%, 1/01/10

          151   Stuttgart Public Facilities Board, Arkansas, Single Family Mortgage   9/03 at 103.00         Aaa             157,523
                  Revenue Refunding Bonds, Series 1993A, 7.900%, 9/01/11


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 8.3%

        5,690   California Department of Veterans Affairs, Home Purchase Revenue      6/12 at 101.00         AAA           5,725,278
                 Bonds, Series 2002A, 5.300%, 12/01/21

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Revenue Bonds, Series 1995A:
       33,000    0.000%, 1/01/17                                                        No Opt. Call         AAA          15,529,470
       10,000    0.000%, 1/01/22                                                        No Opt. Call         AAA           3,410,200


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 0.4%

        1,000   Colorado Health Facilities Authority, Hospital Revenue Bonds         12/09 at 101.00         Aaa           1,042,220
                 (Poudre Valley Healthcare, Inc.), Series 1999A, 5.750%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 2.4%

        2,000   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00          A3           2,025,560
                 Refunding Bonds (Connecticut Light and Power Company),
                 Series 1993A, 5.850%, 9/01/28

        3,460   Connecticut Housing Finance Authority, Housing Mortgage               5/06 at 102.00         Aaa           3,600,995
                 Finance Program Bonds, 1997 Series A, Subseries A-4,
                 6.200%, 11/15/22 (Alternative Minimum Tax)

        1,300   Connecticut Housing Finance Authority, Housing Mortgage               5/06 at 102.00         AAA           1,374,919
                 Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18


                           Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)

                                Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                DISTRICT OF COLUMBIA - 4.0%

$       1,175   District of Columbia, Hospital Revenue Refunding Bonds, Washington    8/02 at 102.00       A3***         $ 1,216,889
                 Hospital Center Medlantic Issue, Series 1992A, 7.000%, 8/15/05
                 (Pre-refunded to 8/15/02)

                District of Columbia Housing Finance Agency, Multifamily Housing
                Refunding Revenue Bonds (FHA-Insured Mortgage Loans - Section 8
                Assisted Project), Series 1992B:
          920    7.200%, 9/01/12                                                      9/02 at 102.00          A3             943,994
        3,505    7.250%, 3/01/24                                                      9/02 at 102.00          A3           3,591,679

                District of Columbia, University Revenue Bonds, Georgetown
                University Issue, Series 2001A:
       14,105    0.000%, 4/01/24                                                       4/11 at 47.66         AAA           3,945,169
        7,625    0.000%, 4/01/25                                                       4/11 at 44.82         AAA           2,002,935


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.4%

        4,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,          10/06 at 102.00         AAA           4,141,720
                 5.750%, 10/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.7%

        8,000   George L. Smith II World Congress Center Authority, Georgia,          7/10 at 101.00         AAA           8,140,560
                 Refunding Revenue Bonds (Domed Stadium Project), Series 2000,
                 5.500%, 7/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.8%

        2,250   Hawaii Department of Budget and Finance, Special Purpose              1/09 at 101.00         AAA           2,400,660
                 Revenue Bonds (Hawaii Electric Company, Inc. and Subsidiaries
                 Project), Series 1999D, 6.150%, 1/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.3%

          905   Idaho Housing and Finance Association, Single Family Mortgage         7/06 at 102.00         Aa1             982,902
                 Bonds, 1996 Series E, 6.350%, 7/01/14 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 34.9%

        3,000   City of Chicago, Illinois, General Obligation Bonds (Central Public   7/02 at 101.50         AAA           3,071,580
                 Library Project), Series 1988C, 6.850%, 1/01/17 (Pre-refunded to 7/01/02)

                City of Chicago, Illinois, General Obligation Bonds (City
                Colleges of Chicago Capital Improvement Project), Series 1999:
        8,670    0.000%, 1/01/24                                                        No Opt. Call         AAA           2,548,893
       16,670    0.000%, 1/01/26                                                        No Opt. Call         AAA           4,337,201

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
        5,000    0.000%, 12/01/16                                                       No Opt. Call         AAA           2,314,150
       10,000    0.000%, 12/01/20                                                       No Opt. Call         AAA           3,545,200
        9,900    0.000%, 12/01/24                                                       No Opt. Call         AAA           2,718,540

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1999A:
       15,000    0.000%, 12/01/21                                                       No Opt. Call         AAA           5,000,550
       10,000    0.000%, 12/01/23                                                       No Opt. Call         AAA           2,930,300

        1,010   Chicago Public Building Commission, Illinois, Building Revenue          No Opt. Call         AAA           1,180,357
                 Bonds (Board of Education of the City of Chicago), Series 1990B,
                 7.000%, 1/01/15

       13,000   City of Chicago, Illinois, Wastewater Transmission Revenue            1/06 at 102.00         AAA          12,625,730
                 Bonds, Series 1995, 5.125%, 1/01/25

       12,130   City of Chicago, Illinois, Senior Lien Water Revenue Bonds,             No Opt. Call         AAA          13,163,597
                 Series 2001, 5.750%, 11/01/30

        7,065   Town of Cicero, Cook County, Illinois, General Obligation Tax        12/04 at 102.00      N/R***           7,977,798
                 Increment Bonds, Series 1995A, 8.125%, 12/01/12 (Pre-refunded to 12/01/04)

          600   Illinois Development Finance Authority, Multifamily Housing Bonds     7/02 at 105.00         AAA             630,660
                  (FHA-Insured Mortgage Loans - Affordable Housing Preservation
                 Foundation Project), Series 1992B-1, 7.650%, 7/01/07

        5,270   Illinois Development Finance Authority, Multifamily Housing Bonds     7/02 at 105.00         AAA           5,539,982
                  (FHA-Insured Mortgage Loans - Affordable Housing Preservation
                 Foundation Project), Series 1992B-2, 7.650%, 12/31/31

        7,400   Illinois Health Facilities Authority, Revenue Bonds (Trinity          7/02 at 102.00     Baa2***           7,612,232
                 Medical Center), Series 1992, 7.000%, 7/01/12
                 (Pre-refunded to 7/01/02)

        4,505   Illinois Housing Development Authority, Section 8 Elderly Housing     9/02 at 102.00           A           4,603,795
                 Revenue Bonds (Garden House of Maywood Development),
                 Series 1992, 7.000%, 9/01/18


   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$         470   Illinois Housing Development Authority, Section 8 Elderly Housing     1/03 at 102.00        A***         $   493,909
                 Revenue Bonds (Morningside North Development), Series 1992D,
                 6.600%, 1/01/07 (Pre-refunded to 1/01/03)

        1,500   State of Illinois, General Obligation Bonds (Illinois FIRST Program), 2/12 at 100.00         AAA           1,580,295
                 Series 2002, 5.500%, 2/01/17

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
        8,330    0.000%, 12/15/16                                                       No Opt. Call         AAA           3,881,613
        9,400    0.000%, 12/15/18                                                       No Opt. Call         AAA           3,838,772
       10,775    0.000%, 12/15/24                                                       No Opt. Call         AAA           3,001,269

        2,000   Onterie Center Housing Finance Corporation (An Illinois Not For       7/02 at 102.00         AAA           2,050,760
                 Profit Corporation), Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage Loan - Onterie Center Project),
                 Series 1992A, 7.050%, 7/01/27

        1,440   Village of Sugar Grove, Kane County, Illinois, Waterworks and         5/02 at 102.00         N/R           1,468,872
                 Sewerage Refunding Revenue Bonds, Series 1992, 7.500%, 5/01/17

        4,475   Town of Wood River, Madison County, Illinois, Wood River              2/04 at 102.00         N/R           3,670,753
                 Township Hospital General Obligation Bonds (Alternate Revenue
                  Source), Series 1993, 6.625%, 2/01/14

        4,650   Town of Wood River, Madison County, Illinois, Wood River Township     2/04 at 102.00         N/R           3,773,010
                 Hospital General Obligation Tort Immunity Bonds, Series 1993,
                 6.500%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 6.3%

                Crown Point Multi-School Building Corporation, Indiana, First
                Mortgage Bonds (Crown Point Community School Corporation),
                Series 2000:
        7,480    0.000%, 1/15/21                                                        No Opt. Call         AAA           2,666,545
        7,980    0.000%, 1/15/22                                                        No Opt. Call         AAA           2,671,624
        6,180    0.000%, 1/15/23                                                        No Opt. Call         AAA           1,945,464

       29,255   Indianapolis Local Public Improvement Bond Bank, Indiana,               No Opt. Call         AAA           8,108,023
                 General Obligation Bonds, Series 1999E, 0.000%, 2/01/25

        2,860   PHM Elementary/Middle School Building Corporation,                      No Opt. Call           A           3,188,271
                 St. Joseph County, Indiana, First Mortgage Bonds, Series 1994,
                 6.300%, 1/15/09


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.6%

        1,655   Iowa Student Loan Liquidity Corporation, Student Loan Revenue        12/02 at 102.00         Aaa           1,706,603
                 Bonds, Senior Series B, 5.750%, 12/01/06 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.2%

        1,110   City of Hutchinson, Kansas, Single Family Mortgage Revenue            6/02 at 103.00         Aa3           1,144,099
                 Refunding Bonds, Series 1992, 8.875%, 12/01/12

        6,440   Wyandotte County/Kansas City Unified Government, Kansas,                No Opt. Call         AAA           2,381,319
                 Sales Tax Special Obligation Revenue Bonds (Kansas International
                 Speedway Corporation Project), Series 1999, 0.000%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.7%

        5,000   Kentucky Rural Economic Development Authority, Economic               7/02 at 102.00         N/R           5,070,800
                 Development Project Revenue Bonds (Donnelly Corporation
                 Project), Series 1992, 8.125%, 7/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.5%

        1,310   Louisiana Housing Finance Agency, Mortgage Revenue Bonds              9/05 at 103.00         AAA           1,399,853
                 (GNMA Collateralized Mortgage Loan - St. Dominic Assisted
                 Care Facility), Series 1995, 6.850%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 2.9%

        7,965   Maine Educational Loan Marketing Corporation, Subordinate               No Opt. Call          A2           8,475,079
                 Student Loan Revenue Bonds, Series 1994-2, 6.250%, 11/01/06
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.1%

        6,000   Anne Arundel County, Maryland, Multifamily Housing Revenue              No Opt. Call        BBB-           6,195,240
                 Bonds (Woodside Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory
                 put 12/01/03)


                           Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)

                                Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 4.5%

                Massachusetts Municipal Wholesale Electric Company, Power Supply
                System Revenue Bonds, 1987 Series A:
$           5    8.750%, 7/01/18 (Pre-refunded to 1/01/03)                            1/03 at 100.00         Aaa         $     5,231
            5    8.750%, 7/01/18 (Pre-refunded to 1/01/04)                            1/04 at 100.00         Aaa               5,509
            5    8.750%, 7/01/18 (Pre-refunded to 7/01/04)                            7/04 at 100.00         Aaa               5,656
            5    8.750%, 7/01/18 (Pre-refunded to 7/01/05)                            7/05 at 100.00         Aaa               5,747

        3,875   Massachusetts Health and Educational Facilities Authority,            2/04 at 102.00      Aa2***           4,189,456
                 Revenue Refunding Bonds (FHA-Insured Project), Youville
                 Hospital Issue, Series B, 6.000%, 2/15/25
                 (Pre-refunded to 2/15/04)

        2,000   Massachusetts Housing Finance Agency, Rental Housing                  7/07 at 101.00         AAA           1,985,820
                 Mortgage Revenue Bonds, 1997 Series C, 5.625%, 7/01/40
                 (Alternative Minimum Tax)

        6,780   Massachusetts Water Resources Authority, General Revenue              7/02 at 102.00         AAA           6,988,485
                 Bonds, 1992 Series A, 6.750%, 7/15/12 (Pre-refunded to 7/15/02)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 0.6%

        1,975   Charter Township of Clinton, Macomb County, Michigan, 1998            4/09 at 101.00         AAA           1,731,186
                 General Obligation Unlimited Tax Police Building Bonds,
                 4.000%, 4/01/18


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 5.7%

        7,990   City of Eden Prairie, Minnesota, Multifamily Housing Revenue         12/10 at 103.50         Aaa           8,414,029
                 Bonds (GNMA Collateralized Mortgage Loan - Lincoln Parc
                 Project), Series 2000A-1, 6.650%, 6/20/42

       10,780   Northwest Minnesota Multi-County Housing and Redevelopment           10/04 at 102.00         N/R           8,432,332
                 Authority, Governmental Housing Revenue Bonds (Pooled
                 Housing Program), Series 1994A, 8.125%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.1%

        8,610   Mississippi Home Corporation, Residual Revenue Capital                 3/04 at 41.66         Aaa           3,352,217
                 Appreciation Bonds, Series 1992-I, 0.000%, 9/15/16


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.5%

        1,590   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA           1,588,569
                 Bonds (SSM Healthcare), Series 2001A, 5.250%, 6/01/28


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.9%

        2,830   City of Grand Island, Nebraska, Electric System Revenue Bonds,        9/02 at 100.00       A+***           3,073,663
                 1977 Series, 6.100%, 9/01/12

        2,350   Nebraska Higher Education Loan Program Inc., Senior Subordinate         No Opt. Call         AAA           2,560,137
                 Bonds, Series A-5B, 6.250%, 6/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 2.0%

          690   New Hampshire Municipal Bond Bank, Educational Institutions             No Opt. Call         N/R             705,842
                 Division Revenue Bonds (1994 Coe-Brown Northwood Academy
                 Project), 7.250%, 5/01/09

        5,000   New Hampshire Housing Finance Authority, Multifamily Housing          7/10 at 101.00         Aaa           5,148,400
                 Revenue Bonds (Countryside Limited Partnership - Countryside
                 Project), 1994 Issue Remarketed, 6.100%, 7/01/24 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.8%

        1,000   City of New York, New York, General Obligation Bonds,                   No Opt. Call           A           1,089,600
                 Fiscal 1995 Series A, 7.000%, 8/01/04

        4,000   City of New York, New York, General Obligation Bonds,                 2/06 at 101.50           A           4,152,400
                 Fiscal 1996 Series J1, 5.875%, 2/15/19

           80   City of New York, New York, General Obligation Bonds,                   No Opt. Call           A              81,490
                 Fiscal 1991 Series D, 9.500%, 8/01/02

                City of New York, New York, General Obligation Bonds, Fiscal
                1995 Series E:
          450    6.500%, 8/01/02                                                        No Opt. Call         Aaa             455,679
        1,100    6.500%, 8/01/02                                                        No Opt. Call           A           1,112,551

        4,480   City of New York Transitional Finance Authority, New York, Future     8/07 at 101.00         AA+           4,474,221
                 Tax Secured Bonds, Fiscal 1998 Series A, 5.125%, 8/15/21

       10,000   New York State Dormitory Authority, State University Educational      5/10 at 101.00         AAA          10,283,300
                 Facilities Revenue Bonds (1999 Resolution), Series 2000B,
                 5.500%, 5/15/30

        4,805   New York State Medical Care Facilities Finance Agency,                8/02 at 102.00         AAA           4,919,936
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue
                 Bonds, 1992 Series B, 6.200%, 8/15/22

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

$       4,445   New York State Medical Care Facilities Finance Agency, St. Luke's-    8/03 at 102.00         AAA         $ 4,725,391
                 Roosevelt Hospital Center FHA-Insured Mortgage Revenue
                 Bonds, 1993 Series A, 5.600%, 8/15/13

        4,000   New York State Medical Care Facilities Finance Agency, Hospital       2/04 at 102.00         AAA           4,049,400
                 Insured Mortgage Revenue Bonds, 1994 Series A Refunding,
                 5.500%, 8/15/24


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 4.6%

       10,300   North Carolina Eastern Municipal Power Agency, Power System             No Opt. Call         AAA          11,489,650
                  Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22

        2,130   North Carolina Housing Finance Agency, Multifamily Revenue            7/02 at 102.00         Aa2           2,182,675
                 Refunding Bonds (1992 Refunding Bond Resolution), Series B,
                 6.900%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.7%

        2,110   Cleveland-Rock Glen Housing Assistance Corporation, Ohio,             7/04 at 103.00         AAA           2,199,717
                 Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage
                 Loans - Section 8 Assisted Projects), Series 1994A,
                 6.750%, 1/15/25


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 5.6%

        2,000   Falls Township Hospital Authority, Pennsylvania, Refunding            8/02 at 102.00         AAA           2,142,200
                 Revenue Bonds (FHA-Insured Mortgage - Delaware Valley
                 Medical Center Project), Series 1992, 7.000%, 8/01/22

        6,670   City of Philadelphia, Pennsylvania, Water and Sewer Revenue             No Opt. Call         AAA           7,167,315
                 Bonds, Tenth Series, 7.350%, 9/01/04

        2,500   Philadelphia Hospitals and Higher Education Facilities Authority,     8/02 at 102.00          A+           2,580,550
                 Pennsylvania, Hospital Revenue Bonds (Children's Seashore
                 House), Series 1992A, 7.000%, 8/15/12

        4,450   Philadelphia Hospitals and Higher Education Facilities                8/02 at 102.00          A+           4,593,379
                 Authority, Pennsylvania, Hospital Revenue Bonds (Children's
                 Seashore House), Series 1992B, 7.000%, 8/15/22


------------------------------------------------------------------------------------------------------------------------------------
               SOUTH CAROLINA - 5.0%

       14,800   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00          A1          14,838,184
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.7%

        2,060   Johnson City Health and Educational Facilities Board, Tennessee,      7/23 at 100.00         AAA           2,036,248
                 Hospital Revenue Refunding Improvement Bonds (Johnson City
                 Medical Center Hospital), Series 1998C, 5.125%, 7/01/25
                 (Pre-refunded to 7/01/23)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 10.6%

        6,415   Edgewood Independent School District, Bexar County, Texas,            8/11 at 100.00         Aaa           6,170,075
                 General Obligation Refunding Bonds, Series 2001, 5.125%, 8/15/31

       27,355   City of Houston, Texas, Hotel Occupancy Tax and Special Revenue         No Opt. Call         AAA           6,389,307
                 Bonds (Convention Project), Series 2001B, 0.000%, 9/01/27

        7,500   City of Houston, Texas, Water and Sewer System Junior Lien              No Opt. Call         AAA           8,182,800
                 Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32

        2,000   Mansfield Independent School District, Tarrant County, Texas,         2/11 at 100.00         AAA           1,997,160
                 General Obligation Bonds, Series 2001, 5.375%, 2/15/26

        4,007   General Services Commission (an Agency of the State of Texas),        9/03 at 100.50           A           4,068,894
                 as Lessee, Participation Interests, 7.500%, 9/01/22

          560   Victoria Housing Finance Corporation, Texas, Single Family              No Opt. Call         Aaa             565,538
                 Mortgage Revenue Refunding Bonds, Series 1995, 8.125%, 1/01/11

                Weatherford Independent School District, Parker County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 2001:
        6,945    0.000%, 2/15/23                                                       2/11 at 50.24         AAA           2,085,722
        6,945    0.000%, 2/15/24                                                       2/11 at 47.44         AAA           1,955,990


                           Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)

                                Portfolio of INVESTMENTS April 30, 2002 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTAH - 1.0%

$       1,000   Utah Housing Corporation, Single Family Mortgage Bonds, 2001          7/11 at 100.00         Aa2         $ 1,000,270
                 Series D, 5.500%, 1/01/21 (Alternative Minimum Tax)

          415   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/07 at 102.00          AA             429,840
                 1996 Series C, 6.450%, 7/01/14 (Alternative Minimum Tax)

        1,570   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/07 at 101.50          AA           1,619,110
                 1997 Series F, 5.750%, 7/01/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.1%

        3,200   Suffolk Redevelopment and Housing Authority, Virginia,                7/02 at 104.00        Baa2           3,305,824
                 Multifamily Housing Revenue Refunding Bonds (Chase Heritage
                 at Dulles Project), Series 1994, 7.000%, 7/01/24 (Mandatory
                 put 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 7.5%

        6,160   Public Hospital District No. 2, King County, Washington,              6/11 at 101.00         AAA           6,123,410
                 Limited Tax General Obligation Bonds (Evergreen Healthcare),
                 Series 2001A, 5.250%, 12/01/24

        5,000   City of Seattle, Washington, Municipal Light and Power                3/11 at 100.00         AAA           5,412,050
                 Improvements and Refunding Revenue Bonds, Series 2001,
                 5.500%, 3/01/12

        9,500   State of Washington, General Obligation and General Obligation          No Opt. Call         AA+          10,770,435
                 Refunding Bonds, Series 1992A and AT-6, 6.250%, 2/01/11


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 4.9%

        2,985   Silver Lake Sanitary District, Waushara County, Wisconsin,           10/02 at 100.00      N/R***           3,064,908
                 Sewer System Mortgage Revenue Bonds, 8.000%, 10/01/18
                 (Pre-refunded to 10/01/02)

        5,950   Wisconsin Housing and Economic Development Authority,                 7/02 at 102.00          AA           6,077,092
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12

        5,000   Wisconsin Health and Educational Facilities Authority, Revenue        2/10 at 101.00          AA           5,377,500
                 Bonds (Marshfield Clinic), Series 1999, 6.250%, 2/15/18
------------------------------------------------------------------------------------------------------------------------------------
$     625,291   Total Investments (cost $436,016,711) - 151.7%                                                           449,500,455
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.4%

$       4,000   Nebraska Educational Finance Authority, Revenue Refunding Bonds                           VMIG-1           4,000,000
=============    (Creighton University), Variable Rate Demand Bonds, Series 2001,
                 1.650%, 8/01/31+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                       7,586,210
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.7)%                                                       (165,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $296,086,665
                ====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                           Statement of
                                 ASSETS AND LIABILITIES April 30, 2002 (Unaudited)
                                                            INVESTMENT               SELECT             QUALITY             PREMIER
                                                               QUALITY              QUALITY              INCOME              INCOME
                                                                  (NQM)                (NQS)               (NQU)               (NPF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value      $832,853,825         $767,858,025      $1,247,550,382        $449,500,455
Temporary investments in short-term securities, at
   amortized cost, which approximates market value                  --                   --                  --           4,000,000
Cash                                                            46,373                   --                  --           1,237,469
Receivables:
   Interest                                                 15,622,302           13,877,640          21,395,449           6,697,008
   Investments sold                                            382,069            3,463,848           2,560,244           1,585,119
Other assets                                                    31,097               36,763              41,684               8,248
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                         848,935,666          785,236,276       1,271,547,759         463,028,299
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                      --            1,820,159          10,197,937                  --
Payable for investments purchased                                   --                   --           3,169,588                  --
Accrued expenses:
   Management fees                                             432,522              400,008             634,514             239,485
   Other                                                       280,948              220,615             403,931              58,588
Preferred share dividends payable                               51,910               49,717              80,833              36,280
Common share dividends payable                               2,788,418            2,626,278           4,173,758           1,607,281
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      3,553,798            5,116,777          18,660,561           1,941,634
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                    $301,000,000         $279,000,000      $  452,000,000        $165,000,000
====================================================================================================================================
Net assets applicable to Common shares                    $544,381,868         $501,119,499      $  800,887,198        $296,086,665
====================================================================================================================================
Common shares outstanding                                   35,748,959           33,887,474          54,204,488          20,091,018
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common
   shares, divided by Common
   shares outstanding)                                    $      15.23         $      14.79      $        14.78        $      14.74
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                   $    357,490         $    338,875      $      542,045        $    200,910
Paid-in surplus                                            498,183,617          471,802,955         754,952,000         279,070,829
Balance of undistributed net investment income               4,971,317            4,834,128           5,418,699           2,538,545
Accumulated net realized gain from
   investment transactions                                     981,028              199,174             910,105             792,637
Net unrealized appreciation of investments                  39,888,416           23,944,367          39,064,349          13,483,744
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $544,381,868         $501,119,499      $  800,887,198        $296,086,665
====================================================================================================================================
Authorized shares:
   Common                                                  200,000,000          200,000,000         200,000,000         200,000,000
   Preferred                                                 1,000,000            1,000,000           1,000,000           1,000,000
====================================================================================================================================

                                 See accompanying notes to financial statements.


                           Statement of
                               OPERATIONS Six Months Ended April 30, 2002 (Unaudited)
                                                             INVESTMENT               SELECT             QUALITY             PREMIER
                                                                QUALITY              QUALITY              INCOME              INCOME
                                                                  (NQM)                (NQS)               (NQU)               (NPF)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                         $ 24,105,931         $ 22,262,255        $ 35,507,975        $ 13,806,817
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              2,627,248            2,435,722           3,854,896           1,459,650
Preferred shares - auction fees                                373,157              345,884             560,356             204,555
Preferred shares - dividend disbursing agent fees               24,795               24,795              29,753              14,876
Shareholders' servicing agent fees and expenses                 35,427               31,016              50,523              18,518
Custodian's fees and expenses                                   99,674               96,097             185,986              71,276
Directors' fees and expenses                                     3,548                3,332               5,401               2,232
Professional fees                                               16,068               12,458              16,449              20,196
Shareholders' reports - printing and mailing expenses           47,644               44,381              67,441              29,621
Stock exchange listing fees                                     16,089               16,194              24,006              16,592
Investor relations expense                                      60,444               57,092              92,576              34,741
Other expenses                                                  23,823               23,439              34,498              15,415
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                   3,327,917            3,090,410           4,921,885           1,887,672
   Custodian fee credit                                        (12,290)             (14,618)            (54,213)            (23,794)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 3,315,627            3,075,792           4,867,672           1,863,878
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       20,790,304           19,186,463          30,640,303          11,942,939
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investment transactions                 978,812              200,838           1,327,303             794,521
Change in net unrealized appreciation (depreciation)
   of investments                                          (19,692,167)         (19,474,762)       (28,257,039)         (12,912,271)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                           (18,713,355)         (19,273,924)        (26,929,736)        (12,117,750)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From undistributed net investment income                    (2,001,078)          (1,210,224)         (2,315,052)         (1,106,303)
From accumulated net realized gains from
   investment transactions                                    (228,928)          (1,332,496)         (1,401,793)           (136,932)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                  (2,230,006)          (2,542,720)         (3,716,845)         (1,243,235)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                           $  (153,057)        $ (2,630,181)       $     (6,278)       $ (1,418,046)
====================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
           CHANGES IN NET ASSETS (Unaudited)

                                                              INVESTMENT QUALITY (NQM)                    SELECT QUALITY (NQS)
                                                       -------------------------------------    ------------------------------------
                                                       SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                                4/30/02             10/31/01             4/30/02            10/31/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 20,790,304         $ 41,517,300        $ 19,186,463        $ 40,332,856
Net realized gain from investment transactions                 978,812            3,148,534             200,838           6,782,374
Change in net unrealized appreciation (depreciation)
   of investments                                          (19,692,167)          32,498,102         (19,474,762)         25,265,085
Distributions to Preferred Shareholders:
   From undistributed net investment income                 (2,001,078)          (9,512,019)         (1,210,224)         (8,728,935)
   From accumulated net realized gains from
      investment transactions                                 (228,928)                  --          (1,332,496)           (208,058)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                           (153,057)          67,651,917          (2,630,181)         63,443,322
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From undistributed net investment income                   (16,303,946)         (30,394,622)        (15,617,979)        (29,529,048)
From accumulated net realized gains from
   investment transactions                                    (738,605)                  --          (5,229,357)                 --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                    (17,042,551)         (30,394,622)        (20,847,336)        (29,529,048)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                             --                   --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                             (17,195,608)          37,257,295         (23,477,517)         33,914,274
Net assets applicable to Common shares
   at the beginning of period                              561,577,476          524,320,181         524,597,016         490,682,742
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                                   $544,381,868         $561,577,476        $501,119,499        $524,597,016
====================================================================================================================================
Balance of undistributed net investment income
   at the end of period                                   $  4,971,317          $ 1,692,282        $  4,834,128        $  2,296,205
====================================================================================================================================

                                 See accompanying notes to financial statements.


                           Statement of
                               CHANGES IN NET ASSETS (Unaudited) (continued)
                                                                QUALITY INCOME (NQU)                     PREMIER INCOME (NPF)
                                                       -------------------------------------    ------------------------------------
                                                       SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                                4/30/02             10/31/01             4/30/02            10/31/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 30,640,303         $ 65,537,662        $ 11,942,939        $ 24,762,519
Net realized gain from investment transactions               1,327,303            6,316,890             794,521           2,200,363
Change in net unrealized appreciation (depreciation)
   of investments                                          (28,257,039)          35,316,355         (12,912,271)         14,544,248
Distributions to Preferred Shareholders:
   From undistributed net investment income                 (2,315,052)         (14,251,122)         (1,106,303)         (5,227,454)
   From accumulated net realized gains from
      investment transactions                               (1,401,793)            (148,749)           (136,932)                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                       (6,278)          92,771,036          (1,418,046)         36,279,676
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From undistributed net investment income                   (24,827,440)         (49,551,179)         (9,502,823)        (18,468,147)
From accumulated net realized gains from
   investment transactions                                  (4,915,477)            (412,608)           (488,220)                 --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                    (29,742,917)         (49,963,787)         (9,991,043)        (18,468,147)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders due to
   reinvestment of distributions                                    --                   --                  --             580,883
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                        (29,749,195)          42,807,249         (11,409,089)         18,392,412
Net assets applicable to Common shares at the
   beginning of period                                     830,636,393          787,829,144         307,495,754         289,103,342
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the
   end of period                                          $800,887,198         $830,636,393        $296,086,665        $307,495,754
====================================================================================================================================
Balance of undistributed net investment income
   at the end of period                                   $  5,418,699         $  1,873,911        $  2,538,545         $ 1,130,168
====================================================================================================================================


                                 See accompanying notes to financial statements.


                           Notes to
                                 FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU) and Nuveen Premier Municipal Income Fund, Inc.
(NPF).

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2002, Quality Income (NQU) had outstanding when-issued purchase commitments of $3,169,588. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

                           Notes to
                               FINANCIAL STATEMENTS (Unaudited) (continued)

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                               INVESTMENT       SELECT      QUALITY      PREMIER
                                  QUALITY      QUALITY       INCOME       INCOME
                                    (NQM)        (NQS)        (NQU)        (NPF)
--------------------------------------------------------------------------------
Number of shares:
   Series M                         2,500        2,000        3,000        1,000
   Series T                         2,500        2,000        3,000        2,800
   Series W                         2,500        2,800        3,000           --
   Series W2                           --           --        2,080           --
   Series Th                        2,040        1,560        4,000        2,800
   Series F                         2,500        2,800        3,000           --
--------------------------------------------------------------------------------
Total                              12,040       11,160       18,080        6,600
================================================================================

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2002.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective November 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to November 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets applicable to Common shares or the Common shares net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in net unrealized appreciation based on securities held by the Funds on November 1, 2001, as follows:

                               INVESTMENT       SELECT      QUALITY      PREMIER
                                  QUALITY      QUALITY       INCOME       INCOME
                                    (NQM)        (NQS)        (NQU)        (NPF)
--------------------------------------------------------------------------------
                                 $793,986     $179,894      $47,209      $74,795
================================================================================

The effect of this change for the six months ended April 30, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation as follows:

                               INVESTMENT       SELECT      QUALITY      PREMIER
                                  QUALITY      QUALITY       INCOME       INCOME
                                    (NQM)        (NQS)        (NQU)        (NPF)
--------------------------------------------------------------------------------
                                  $75,660      $59,501      $43,539      $10,036
================================================================================


The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

Classification and Measurement of Redeemable Securities
Effective November 1, 2001, the Funds have adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITFD-98 requires that Preferred shares, at liquidation value, be presented separately in the Statement of Assets and Liabilities. Accordingly, certain reclassifications have been made to the financial statements and financial highlights for all prior periods presented. The adoption of EITF D-98 had no impact on the Funds' Common share net asset values.

2. FUND SHARES
There were no share transactions for any of the Funds during the six months ended April 30, 2002. During the fiscal year ended October 31, 2001, Premier Income (NPF) had 39,069 shares issued to shareholders due to reinvestment of distributions. There were no share transactions for any of the other Funds during the fiscal year ended October 31, 2001.

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 3, 2002, to shareholders of record on May 15, 2002, as follows:
                               INVESTMENT       SELECT      QUALITY      PREMIER
                                  QUALITY      QUALITY       INCOME       INCOME
                                    (NQM)        (NQS)        (NQU)        (NPF)
--------------------------------------------------------------------------------
Dividend per share                 $.0780       $.0775       $.0770       $.0800
================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the six months ended April 30, 2002, were as follows:

                                      INVESTMENT       SELECT       QUALITY      PREMIER
                                         QUALITY      QUALITY        INCOME       INCOME
                                           (NQM)        (NQS)         (NQU)        (NPF)
----------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities    $26,915,643  $70,864,144  $258,949,630  $40,600,256
   Short-term securities               3,000,000   14,000,000    34,200,000   30,265,000
Sales and maturities:
   Long-term municipal securities     20,252,356   77,808,898   251,168,199   47,718,428
   Short-term securities               5,000,000   14,000,000    34,200,000   26,265,000
========================================================================================

At April 30, 2002, the cost of investments owned for federal income tax purposes were as follows:
                        INVESTMENT         SELECT         QUALITY        PREMIER
                           QUALITY        QUALITY          INCOME         INCOME
                             (NQM)          (NQS)           (NQU)          (NPF)
--------------------------------------------------------------------------------
                       $792,328,195  $743,679,188  $1,208,809,585   $439,931,880
================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2002, were as follows:

                                         INVESTMENT        SELECT         QUALITY        PREMIER
                                            QUALITY       QUALITY          INCOME         INCOME
                                              (NQM)         (NQS)           (NQU)          (NPF)
------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                         $48,855,346   $33,228,135    $ 49,134,711    $20,226,985
   depreciation                          (8,329,716)   (9,049,298)    (10,393,914)    (6,658,410)
------------------------------------------------------------------------------------------------
Net unrealized appreciation             $40,525,630   $24,178,837    $ 38,740,797    $13,568,575
================================================================================================


Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)     MANAGEMENT FEE
------------------------------------------------------------------------------------------------------
For the first $125 million                                                                 .6500 of 1%
For the next $125 million                                                                  .6375 of 1
For the next $250 million                                                                  .6250 of 1
For the next $500 million                                                                  .6125 of 1
For the next $1 billion                                                                    .6000 of 1
For the next $3 billion                                                                    .5875 of 1
For net assets over $5 billion                                                             .5750 of 1
======================================================================================================


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. INVESTMENT COMPOSITION
At April 30, 2002, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
                                                             (NQM)        (NQS)        (NQU)        (NPF)
---------------------------------------------------------------------------------------------------------
Consumer Staples                                               5%           4%            4%          3%
Education and Civic Organizations                              5            1             3           8
Healthcare                                                    11           15             9           5
Housing/Multifamily                                            7            7             5          14
Housing/Single Family                                          6           11             5           5
Tax Obligation/General                                        12            9            15          12
Tax Obligation/Limited                                         9           11             9          15
Transportation                                                13           12            14           1
U.S. Guaranteed                                               14           10            15          20
Utilities                                                      7           12            11           6
Water and Sewer                                                             6             9           8
Other                                                          2            2             1           3
--------------------------------------------------------------------------------------------------------
                                                             100%         100%          100%        100%
========================================================================================================

Certain long-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (61% for Investment Quality (NQM), 60% for Select Quality (NQS), 58% for Quality Income (NQU) and 58% for Premier Income (NPF)).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial
           HIGHLIGHTS (Unaudited)

                                                            Financial
                                                                Highlights (Unaudited)
Selected data for a Common share outstanding throughout each period:
                                                      Investment Operations                                   Less Distributions
                                    -------------------------------------------------------------    -------------------------------
                                                             Distributions   Distributions
                                                             from Net        from                    Net
                        Beginning               Net          Investment      Capital                 Investment   Capital
                        Common                  Realized/    Income to       Gains to                Income to    Gains to
                        Share       Net         Unrealized   Preferred       Preferred               Common       Common
                        Net Asset   Investment  Investment   Share-          Share-                  Share-       Share-
                        Value       Income      Gain (Loss)  holders+        holders+       Total    holders      holders    Total
====================================================================================================================================
INVESTMENT QUALITY (NQM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                 $15.71      $ .58       $ (.51)      $(.06)          $(.01)         $ --     $ (.46)      $(.02)     $ (.48)
2001                     14.67       1.16         1.00        (.27)            --            1.89      (.85)        --         (.85)
2000                     14.03       1.21          .66        (.34)            --            1.53      (.89)        --         (.89)
1999                     16.00       1.21        (1.96)       (.24)            --            (.99)     (.96)        --         (.96)
1998                     15.77       1.22          .25        (.25)            --            1.22      (.98)       (.01)       (.99)
1997                     15.48       1.25          .30        (.25)            --            1.30     (1.01)        --        (1.01)

SELECT QUALITY (NQS)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                  15.48        .57         (.57)       (.04)           (.04)          (.08)     (.46)       (.15)       (.61)
2001                     14.48       1.19          .95        (.26)           (.01)          1.87      (.87)        --         (.87)
2000                     14.05       1.22          .47        (.34)            --            1.35      (.92)        --         (.92)
1999                     15.68       1.22        (1.64)       (.24)            --            (.66)     (.96)        --         (.96)
1998                     15.48       1.23          .19        (.25)            --            1.17      (.97)        --         (.97)
1997                     15.12       1.25          .37        (.25)            --            1.37     (1.01)        --        (1.01)

QUALITY INCOME (NQU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                  15.32        .57         (.49)       (.04)           (.03)           .01      (.46)       (.09)       (.55)
2001                     14.53       1.21          .76        (.26)            --            1.71      (.91)       (.01)       (.92)
2000                     14.33       1.28          .21        (.34)            --            1.15      (.95)        --         (.95)
1999                     15.83       1.27        (1.48)       (.25)            --            (.46)    (1.03)        --        (1.03)
1998                     15.73       1.27          .12        (.26)            --            1.13     (1.03)        --        (1.03)
1997                     15.44       1.29          .29        (.26)            --            1.32     (1.03)        --        (1.03)

PREMIER INCOME (NPF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                 15.31        .59          (.60)       (.06)           (.01)          (.08)     (.47)       (.02)       (.49)
2001                    14.42        1.23          .84        (.26)            --            1.81      (.92)        --         (.92)
2000                    14.24        1.26          .21        (.34)            --            1.13      (.95)        --         (.95)
1999                    15.76        1.22        (1.51)       (.24)            --            (.53)     (.97)        --         (.97)
1998                    15.62        1.22          .17        (.25)            --            1.14     (1.00)        --        (1.00)
1997                    15.38        1.25          .31        (.24)           (.01)          1.31     (1.03)       (.04)      (1.07)
====================================================================================================================================

                                                                Total Returns
                                                             -------------------
                        Offering                                         Based
                        Costs and    Ending                              on
                        Preferred    Common                  Based       Common
                        Share        Share       Ending      on          Share Net
                        Underwriting Net Asset   Market      Market      Asset
                        Discounts    Value       Value       Value**     Value**
================================================================================
INVESTMENT QUALITY (NQM)
--------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                $  --         $15.23      $14.4800       .81%        .02%
2001                      --          15.71       14.8400     22.33       13.16
2000                      --          14.67       12.8750      3.70       11.38
1999                    (.02)         14.03       13.3125     (8.51)      (6.64)
1998                      --          16.00       15.5000      5.97        7.97
1997                      --          15.77       15.5625     10.82        8.68

SELECT QUALITY (NQS)
--------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                   --          14.79       14.2700       .99        (.42)
2001                      --          15.48       14.7500     20.09       13.23
2000                      --          14.48       13.0625      6.85       10.02
1999                    (.01)         14.05       13.1250    (13.63)      (4.55)
1998                      --          15.68       16.1875     10.96        7.77
1997                      --          15.48       15.5000      9.43        9.35

QUALITY INCOME (NQU)
--------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                   --          14.78       14.0300      (.28)        .11
2001                      --          15.32       14.6200     18.72       12.09
2000                      --          14.53       13.1250       .73        8.37
1999                    (.01)         14.33       14.0000    (11.17)      (3.20)
1998                      --          15.83       16.8125      9.64        7.37
1997                      --          15.73       16.3125     14.22        8.81

PREMIER INCOME (NPF)
--------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                   --          14.74       14.2500      (.64)       (.44)
2001                      --          15.31       14.8400     15.93       12.89
2000                      --          14.42       13.6250      9.71        8.22
1999                    (.02)         14.24       13.3125    (17.25)      (3.71)
1998                      --          15.76       17.1250     10.29        7.49
1997                      --          15.62       16.5000     16.81        8.85
================================================================================


                                                Ratios/Supplemental Data
                       -----------------------------------------------------------------------------
                                         Before Credit              After Credit***
                                    ------------------------ ------------------------
                                                Ratio of Net             Ratio of Net
                                    Ratio of    Investment   Ratio of    Investment
                       Ending       Expenses    Income to    Expenses    Income to
                       Net          to Average  Average      to Average  Average
                       Assets       Net Assets  Net Assets   Net Assets  Net Assets
                       Applicable   Applicable  Applicable   Applicable  Applicable        Portfolio
                       to Common    to Common   to Common    to Common   to Common         Turnover
                       Shares (000) Shares++    Shares++     Shares++    Shares++          Rate
====================================================================================================
INVESTMENT QUALITY (NQM)
----------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                $544,382     1.23%*      7.67%*       1.22%*      7.68%*             2%
2001                    561,577     1.24        7.56         1.23        7.56              17
2000                    524,320     1.24        8.57         1.22        8.59              35
1999                    501,508     1.17        7.85         1.16        7.86              16
1998                    570,150     1.12        7.66         1.12        7.66               7
1997                    559,337     1.13        8.08         1.13        8.08              14

SELECT QUALITY (NQS)
----------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                 501,119     1.23*       7.66*        1.23*       7.66*              9
2001                    524,597     1.24        7.89         1.23        7.89              28
2000                    490,683     1.22        8.67         1.21        8.68              30
1999                    476,102     1.17        8.07         1.16        8.08              27
1998                    529,774     1.14        7.87         1.14        7.87               7
1997                    519,770     1.15        8.22         1.15        8.22              10

QUALITY INCOME (NQU)
----------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                 800,887     1.23*       7.67*        1.22*       7.68*             20
2001                    830,636     1.21        8.05         1.21        8.06              30
2000                    787,829     1.21        8.95         1.20        8.95              23
1999                    776,845     1.17        8.27         1.16        8.27              13
1998                    851,408     1.13        8.08         1.13        8.08              19
1997                    838,536     1.15        8.35         1.15        8.35               9

PREMIER INCOME (NPF)
----------------------------------------------------------------------------------------------------
Year Ended 10/31:
2002(a)                 296,087     1.28*       8.06*        1.26*       8.07*              9
2001                    307,496     1.28        8.25         1.26        8.26              14
2000                    289,103     1.27        8.84         1.26        8.85               9
1999                    285,509     1.19        7.98         1.18        7.99              11
1998                    314,149     1.15        7.80         1.15        7.80              19
1997                    308,807     1.17        8.14         1.17        8.14               5
====================================================================================================


                       Municipal Auction Rate Cumulative
                       Preferred Stock at End of Period
                       ---------------------------------
                       Aggregate   Liquidation
                       Amount      and Market  Asset
                       Outstanding Value       Coverage
                       (000)       Per Share   Per Share
========================================================
INVESTMENT
QUALITY (NQM)
--------------------------------------------------------
Year Ended 10/31:
2002(a)                $301,000    $25,000     $70,214
2001                    301,000     25,000      71,643
2000                    301,000     25,000      68,548
1999                    301,000     25,000      66,654
1998                    250,000     25,000      82,015
1997                    250,000     25,000      80,934

SELECT QUALITY (NQS)
--------------------------------------------------------
Year Ended 10/31:
2002(a)                 279,000     25,000      69,903
2001                    279,000     25,000      72,007
2000                    279,000     25,000      68,968
1999                    279,000     25,000      67,661
1998                    240,000     25,000      80,185
1997                    240,000     25,000      79,143

QUALITY INCOME (NQU)
--------------------------------------------------------
Year Ended 10/31:
2002(a)                 452,000     25,000      69,297
2001                    452,000     25,000      70,942
2000                    452,000     25,000      68,575
1999                    452,000     25,000      67,967
1998                    400,000     25,000      78,213
1997                    400,000     25,000      77,408

PREMIER INCOME (NPF)
--------------------------------------------------------
Year Ended 10/31:
2002(a)                 165,000     25,000      69,862
2001                    165,000     25,000      71,590
2000                    165,000     25,000      68,804
1999                    165,000     25,000      68,259
1998                    140,000     25,000      81,098
1997                    140,000     25,000      80,144
========================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended April 30, 2002.



                                 See accompanying notes to financial statements.

Build Your Wealth
                  AUTOMATICALLY



Sidebar text: Nuveen makes reinvesting easy. a phone call is all it takes to set up your reinvestment account.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
   INFORMATION


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
P.O. Box 660086
Dallas, TX 75266-0086
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

Logo: NUVEEN Investments

Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                    FSA-3-4-02